UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

ANNUAL REPORT

September 30, 2009

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage 1

Portfolio of Investmentspage 18

Financial Statementspage  55

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

In the extremely difficult market environment that characterized the end of 2008 and early 2009, widespread concern about the world’s financial markets triggered a massive flight to safety. This hurt risk markets and drove yields on U.S. Treasury securities to record lows. As the risk markets neared a bottom, Loomis Sayles Core Plus Bond Fund moved aggressively back into credit and securitized markets as well as into Treasury Inflation Protected Securities (TIPS) at attractive valuations. These moves worked well for the fund.

For the fiscal year ended September 30, 2009, the total return on Class A shares of the fund was 20.07% based on the net asset value and $0.66 in reinvested dividends. By comparison, the fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 10.56% for the fiscal period, while Morningstar’s Intermediate-Term Bond peer group returned 11.81%.

WHICH OF THE TACTICS YOU USED WAS MOST HELPFUL TO THE FUND?

Our move from a very defensive positioning in the fall of 2008 to a much more aggressive positioning late in 2008 and in 2009 as risk markets recovered was key to protecting capital through the worst of the financial crisis and participating in the upturn. Our increased allocation to higher-yielding securities was also strongly positive. Corporate bonds performed well, particularly industrials, which were the largest contributor. Strong security selection and our overweight positions in investment-grade financial and utility companies were also positive.

The recovery in the high-yield market began late in December of 2008 and continued through September of 2009. We doubled the fund’s exposure to high-yield securities during the year and began harvesting gains in earnest in the second quarter of 2009 as evidence mounted that economic conditions were stabilizing. An increasing number of companies issued new debt and some of our holdings in previously distressed companies — including Ford and GMAC — came back into favor.

DID THE DECLINE IN THE U.S. DOLLAR IMPACT THE FUND?

The fund’s significant allocation to the Japanese yen was an effective defensive measure during the closing quarter of 2008, and we sold most of the fund’s yen-denominated holdings late in 2008 at substantial gains. We opportunistically added positions in Australian and Canadian dollars to capture the anticipated rebound in commodity currencies as risk markets began to stabilize. During the summer of 2009, we shifted the fund’s remaining non-U.S.-dollar position back into Treasuries due to concerns mounting that the depreciating U.S. dollar might be overdue for a correction.

WHAT ABOUT OTHER POSITIONS? HOW DID THEY IMPACT PERFORMANCE?

Commercial mortgage-backed securities (CMBS) detracted from performance in the final quarter of 2008 and early in 2009, but this sector was very positive throughout the remainder of the fiscal year. This reflected improving investor confidence in higher-rated CMBS and support from government stimulus programs. Following a significant rally, we trimmed holdings in CMBS at a profit in the third quarter or 2009.

WHAT’S YOUR OUTLOOK?

The significant rebound from such distressed price levels and the sharp contraction in yield spreads has helped normalize most markets, but we believe there is still good value to be found should the U.S. and global economies continue to recover as expected. Going forward, the timing of the government’s exit strategy from its current levels of monetary and fiscal support, as well as investor risk preferences, will likely drive the markets over the next 12 months. Portfolio yield in the shorter maturity sectors should become increasingly important as Treasury yields start to normalize and inflation fears become more prevalent. We plan to maintain a high degree of liquidity in the fund in anticipation of what we expect to be a bumpy recovery and to take advantage of volatility we see ahead for the markets in the coming year.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value[1]	20.07%	5.88%	5.89%
With Maximum Sales Charge[2]	14.63	4.91	5.41

CLASS B (Inception 9/13/93)
Net Asset Value[1]	19.19	5.10	5.12
With CDSC[3]	14.19	4.77	5.12

CLASS C (Inception 12/30/94)
Net Asset Value[1]	19.20	5.08	5.11
With CDSC[3]	18.20	5.08	5.11

CLASS Y (Inception 12/30/94)
Net Asset Value[1]	20.37	6.16	6.26

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Aggregate Bond Index	10.56%	5.13%	6.30%
Barclays Capital U.S. Credit Bond Index	19.49	4.72	6.53
Morningstar Int.-Term Bond Fund Avg.	11.81	3.82	5.38

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	51.5	59.1
Aa	4.7	5.6
A	9.0	4.8
Baa	19.6	14.6
Ba	5.9	4.8
B	3.3	5.7
Caa	1.3	0.5
Ca	1.0	0.3
Not Rated*	1.9	3.8
Short-term and other	1.8	0.8

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	9/30/09		9/30/08
1 year or less	6.7		8.8
1-5 years	36.6		39.7
5-10 years	43.9		40.0
10+ years	12.8		11.5
Average Effective Duration	5.9	years	5.7	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.04%	0.90%
B	1.80	1.65
C	1.79	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As the credit crisis eased last spring, investors turned away from low-yielding, government-backed issues in search of better returns in other sectors. High-yield bonds in particular benefited from this renewed risk appetite. Increased demand and stronger market liquidity pushed prices of lower-rated issues sharply higher and their yields plunged. By the end of the period, spreads – the yield advantage high-yield issues have over Treasury issues of similar maturity – had narrowed dramatically from the exceptionally wide levels that had prevailed at the height of the financial crisis.

For the fiscal year ended September 30, 2009, Class A shares of Loomis Sayles High Income Fund provided a total return at net asset value of 15.97%, including $0.33 in dividends reinvested during the period. The fund underperformed its benchmark, Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 22.34% for the period. However, its performance was above the 13.16% average of the funds in Morningstar’s High Yield Bond category.

WHAT WERE THE BEST PERFORMING MARKET AREAS?

As capital returned to the credit markets in the latter part of fiscal 2009, lower-rated industrial bonds made the strongest contribution to results. The ability of lower-rated companies to refinance pending maturities brought default assumptions down significantly and enticed investors to reach for higher returns in the lower-rated portions of the market.

Improving conditions in the world financial system also spurred merger talks, notably in the consolidating pharmaceutical industry. This trend, combined with the broader debate over universal healthcare, spurred demand in the healthcare sector. As a result, consumer non-cyclicals led sector performance for the period. In terms of quality, the fund’s strongest returns came from securities rated B by Moody’s Investors Service.

WHAT CAUSED THE FUND TO LAG ITS BENCHMARK DURING THE YEAR?

In general, the fund underperformed its benchmark because its portfolio included more higher-quality issues during a period when the lower-quality sector provided the best results. Specifically, the fund was underweight in high-yield financials, where government guarantees of certain issues increased investor confidence. Subsequent infusions of capital as part of the government’s stimulus programs also enhanced performance in this area, but the fund’s participation was limited. The fund’s underweight in bonds rated CCC by Moody’s also hindered performance, as this sector recorded some of the period’s better gains. Moreover, our commitment to bank loans and Treasury securities – which are not part of the benchmark – also handicapped results, as higher-rated holdings lost favor in the second half of the year.

WHAT’S YOUR OUTLOOK?

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and U.S. economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

Global risk appetite has weakened the U.S. dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 2/22/84)
Net Asset Value[1]	15.97%	6.14%	2.31%	—
With Maximum Sales Charge[2]	10.75	5.15	1.84	—

CLASS B (Inception 9/20/93)
Net Asset Value[1]	15.06	5.32	1.55	—
With CDSC[3]	10.06	5.02	1.55	—

CLASS C (Inception 3/2/98)
Net Asset Value[1]	15.37	5.34	1.56	—
With CDSC[3]	14.37	5.34	1.56	—

CLASS Y (Inception 2/29/08)
Net Asset Value[1]	16.29	—	—	3.56%

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Barclays Capital U.S. Corporate High-Yield Bond Index	22.34%	6.13%	6.25%	8.05%
Morningstar High Yield Bond Fund Avg.	13.16	4.11	4.47	3.47

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	10.0	17.3
Aa	0.5	2.0
A	0.2	1.0
Baa	5.3	7.6
Ba	28.5	14.9
B	28.2	28.9
Caa	12.9	16.4
Ca	1.9	0.5
C	—	0.0
Not Rated*	5.6	10.1
Short-term and other	6.9	1.3

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	6.8		16.0
1-5 years	32.1		25.7
5-10 years	34.2		28.5
10+ years	26.9		29.8
Average Effective Maturity	8.6	years	8.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.40%	1.15%
B	2.15	1.90
C	2.15	1.90
Y	1.15	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Trends in global fixed-income markets reversed course in the spring of 2009, as rising optimism about an economic recovery replaced fears of a protracted worldwide recession. The changing market sentiment helped investment-grade corporate bonds, high-yield debt and emerging market securities stage strong comebacks over the second half of the 12-month period ended September 30, 2009. The robust rally offset many of the losses incurred during the previous six months.

The fund’s positioning for a global economic recovery helped drive Loomis Sayles International Bond Fund’s strong relative performance for the fiscal year ended September 30, 2009. Based on the net asset value of Class A Shares, the fund produced a total return of 20.41%, including $0.20 in dividends reinvested during the period. The fund outpaced the 15.41% return on its benchmark, Barclays Capital Global Aggregate ex-USD Bond Index and the 14.82% average return of the funds in Morningstar’s World Bond category.

WHAT FACTORS CONTRIBUTED TO THE FUND’S STRONG PERFORMANCE?

The fund’s emphasis on the U.S., U.K. and European corporate bond markets, as well as strong security selection, was primarily responsible for its outperformance. Our focus on corporate bonds had held back results during the first half of the fiscal year, but the fund was positioned well when credit markets began a recovery about halfway through the period. As investors became less risk-averse and more interested in the yield advantage that corporate bonds have over government debt, money poured into the higher-yield sectors of the fixed-income markets.

In addition to investment-grade corporate debt, holdings in high-yield corporate bonds and emerging-market securities helped propel the fund’s solid return. The fund’s overall currency strategy also helped, as our overweight position in the Norwegian krone and tactical positioning in the South Korean won also contributed to strongly positive returns.

WHICH STRATEGIES DETRACTED FROM THE FUND’S RESULTS?

While our exposure to U.S. corporate securities supported performance, the financial institutions represented in the portfolio generally detracted in the closing quarter of 2008 and early 2009 as a result of the rapid deterioration in the international financial markets.

Despite the overall success of our Scandinavian currency strategy, the fund’s performance was negatively impacted by its underweight relative to its benchmark in the Icelandic krona. The fund was also underweight in the Japanese yen, which was a drag on performance when the yen strengthened against the U.S. dollar during the latter part of the year.

WHAT’S YOUR OUTLOOK?

Despite strong performance this past quarter, we still see attractive opportunities in corporate bonds, the high-yield sectors of the securitized market and selected currencies. Yield spreads – the difference in yield between corporate bonds and Treasury securities – are still wide relative to their long-term averages and may tighten further as the economy recovers.

Market trends and conditions vary from country to country, but we believe the overall global economy is moving toward a gradual recovery. In the United States, however, we think the recovery is likely to be weak, hampered by high unemployment and sluggish consumer and investment spending. Accordingly, we limited the fund’s exposure to U.S. high-yield corporate debt. We also added to the fund’s holdings in non-U.S. dollar currencies. We also plan to reduce the duration of our U.S. dollar-based investments in anticipation of higher yields in 2010.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	SINCE INCEPTION
CLASS A (Inception 2/1/08)
Net Asset Value[1]	20.41%	7.48%
With Maximum Sales Charge[2]	15.03	4.55

CLASS C (Inception 2/1/08)
Net Asset Value[1]	19.58	6.63
With CDSC[3]	18.58	6.63

CLASS Y (Inception 2/1/08)
Net Asset Value[1]	20.73	7.63

COMPARATIVE PERFORMANCE	1 YEAR	SINCE INCEPTION
Barclays Capital Global Aggregate ex-USD Bond Index	15.41%	6.05%
Morningstar World Bond Fund Avg.	14.82	4.92

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	52.5	54.2
Aa	19.1	18.7
A	7.0	8.3
Baa	10.7	10.5
Ba	2.7	3.1
B	1.2	0.5
Caa	0.4	0.7
Not Rated*	3.3	2.3
Short-term and other	3.1	1.7

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	17.3		12.5
1-5 years	35.9		18.4
5-10 years	29.2		55.2
10+ years	17.6		13.9
Average Effective Maturity	6.7	years	8.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.20%	1.10%
C	2.93	1.85
Y	1.83	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

After a difficult start to the fiscal year last fall, Loomis Sayles Limited Term Government and Agency Fund experienced strong performance during the balance of the year, outperforming both its benchmark and the average return of its Morningstar peer group. The massive flight to quality, which was triggered by the financial meltdown during the closing quarter of 2008, gave way to an increasing willingness on the part of investors to accept greater risk. Price recovery in the fund’s position in mortgage-related securities was primarily responsible for the fund’s outperformance.

For the fiscal year ended September 30, 2009, the fund’s total return based on the net asset value of Class A shares was 9.05% including $0.36 in reinvested dividends. For the same period, Barclays Capital U.S. 1-5 Year Government Bond Index returned 5.43%, while Morningstar’s Short Government category returned 5.48%.

WHICH SECTORS HAD THE MOST POSITIVE IMPACT ON FUND PERFORMANCE?

Although mortgage-related and asset-backed securities offer a yield advantage over U.S. Treasury securities, they had become significantly undervalued in the latter part of 2008, as concerns surrounding the real estate and mortgage markets mounted. However, beginning in the second quarter of 2009 and continuing into the third quarter, confidence began to return to the markets and investors recognized the compelling values offered by higher-quality mortgage securities. As a result, investors’ appetite for risk led to a shift away from safety and toward securities with a combination of better income and capital appreciation potential.

Treasury inflation protected securities (TIPS) also performed well, reflecting the modest improvement in the economic outlook during the second and third quarter of 2009. Concerns about deflation eased, resulting in strengthened TIPS valuations.

WHICH SECTORS HAD A NEGATIVE IMPACT DURING THE YEAR?

The same sectors that had provided the most support for the fund in the turbulent period at the end of 2008 and early 2009 were relative underperformers during the market recovery in the second and third quarters of 2009. Investors turned their attention from Treasuries and securities issued by government sponsored entities (GSEs) toward higher-yielding, lower-quality sectors. Performance in the top-quality arena fell behind. As interest rates declined, securities with shorter maturities also lagged relative to longer-term securities with higher yields, so the fund’s relatively short maturity detracted from overall performance.

WHICH OF THE TACTICS YOU USED WAS MOST HELPFUL DURING THE PERIOD?

This fund’s mandate is to seek a high current return consistent with preservation of capital, primarily by investing in short-term government securities. However, within that framework, we strive to provide shareholders with attractive returns with as little risk as possible in any given market environment. Early in the fund’s fiscal year, we increased its holdings in TIPS because they appeared to be attractively valued. This move gave the fund yields similar to non-inflation-protected securities at a lower cost. As the year progressed, we turned our attention to securities offering even higher income potential, primarily in the mortgage-related market.

WHAT IS YOUR OUTLOOK?

For the intermediate term, we look for a gradual rise in interest rates and we believe our mortgage positions will benefit from the relatively stable interest-rate environment we see ahead. We believe the Federal Reserve Board will hold off on raising interest rates longer than the majority of investors expect, and we do not anticipate any significant shifts in the yield curve.

Despite the market’s positive performance in the latter part of 2009, we still see attractive opportunities for conservative bond investors, but we think the “rising tide lifts all boats” phenomenon may be nearing an end. Good results are likely to become harder to find.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value[1]	9.05%	4.38%	4.81%
With Maximum Sales Charge[2]	5.77	3.74	4.49

CLASS B (Inception 9/27/93)
Net Asset Value[1]	8.24	3.59	4.08
With CDSC[3]	3.24	3.24	4.08

CLASS C (Inception 12/30/94)
Net Asset Value[1]	8.24	3.60	4.08
With CDSC[3]	7.24	3.60	4.08

CLASS Y (Inception 3/31/94)
Net Asset Value[1]	9.40	4.65	5.15

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. 1-5 Year Government Bond Index	5.43%	4.51%	5.16%
Morningstar Short Gov’t Fund Avg.	5.48	3.79	4.38

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION*	9/30/09	9/30/08
Mortgage Related	42.4	70.6
Treasuries	14.6	4.6
Commercial Mortgage-Backed Securities	10.9	—
Government Owned - No Guarantee	10.0	—
Government Sponsored	8.3	—
Government Guaranteed	3.5	—
ABS Credit Card	3.4	2.7
ABS Car Loan	2.1	—
Automotive	—	1.8
Hybrid ARMs	2.0	1.6
ABS Home Equity	1.2	—
Collateralized Mortgage Obligations	0.4	0.1
ABS Other	0.3	—
Asset-Backed Securities	—	3.5
Mortgage Backed Securities	—	2.0
Short-Term Investments & Other	0.9	13.1

* Security classification changes made by Barclays Capital during the year ended 9/30/09 are not reflected in Fund Composition as of 9/30/08.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	1.9		19.0
1-5 years	83.5		74.5
5-10 years	14.6		6.5
10+ years	n/a		n/a
Average Effective Maturity	3.5	years	3.0	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.07%	0.90%
B	1.82	1.65
C	1.83	1.65
Y	0.72	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Beginning in March of 2009, signs that the recession was easing and the global economy was righting itself drew investors away from top-quality issues to seek higher returns. As a result of rigorous rallies following last winter’s severely depressed market, bond prices rose in a variety of corporate sectors and ratings categories. Resulting higher prices narrowed the extraordinarily wide spreads, or yield advantage, that had prevailed between Treasury and corporate issues during the economic crisis.

For the fiscal year ended September 30, 2009, Class A shares of Loomis Sayles Strategic Income Fund provided a total return at net asset value of 20.56%, including $0.86 in dividends and $0.08 in capital gains reinvested during the year. The fund outperformed its benchmark, Barclays Capital U.S. Aggregate Bond Index, which returned 10.56% over the period. It also outdistanced Morningstar’s Multisector Bond category, which had an average return of 13.15%.

WHAT WAS RESPONSIBLE FOR THE FUND’S STRONG PERFORMANCE?

Investment-grade corporate issues were among the best performers, with industrial bonds rated BBB by Moody’s Investor Services leading results. In addition, our emphasis on investment-grade industrials aided returns relative to the benchmark. Notable strength came from cable, wireline communications and oil field services companies. Consumer-related sectors, including healthcare and tobacco, also delivered strong performance, as did retail issues and others expected to benefit from an anticipated economic upturn. Financials were another source of positive performance, as surviving banks and other financial firms recovered from a period of exceptional stress. Real estate investment trusts and select utility companies also contributed. The high-yield sector as a whole gained the greatest impetus from investors’ renewed risk appetite, with financial securities rated CC by Moody’s Investors Service leading the way. Among high-yield industrial issues, automotive, pharmaceutical, and residential construction, as well as wireless telecommunications all boosted portfolio returns.

As currencies of commodity-rich countries rallied amid improving global growth prospects, the fund gained positive momentum from holdings denominated in the Brazilian real, the Norwegian krone, the New Zealand dollar and Indonesia’s rupiah. Although Canada’s dollar also strengthened, weak local market conditions diluted the contributions of the fund’s Canadian holdings. In contrast, strong regional markets amplified the positive impact of the fund’s euro-denominated investments.

Among convertibles, security-specific gains in the technology, wireline telecommunications and automotive industries added to results. Asset-backed obligations, especially credit-card issues, also moved higher. In addition, the fund’s relatively small positions in U.S. Treasury and government agency securities, as well as its underweight in mortgage-backed securities, proved helpful as improving risk tolerance caused investors to turn toward riskier assets in search of higher returns.

WHAT WERE THE PERIOD’S DISAPPOINTMENTS?

The fund experienced few areas of underperformance amid the widespread bullish sentiment in the past several months. High-yield electric utilities were a relative underperformer. In terms of quality categories, industrial bonds rated CCC by Moody’s detracted from the fund’s relative performance.

WHAT’S YOUR OUTLOOK?

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and U.S. economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

Global risk appetite has weakened the U.S. dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value[1]	20.56%	6.35%	9.03%	—
With Maximum Sales Charge[2]	15.14	5.38	8.53	—

CLASS B (Inception 5/1/95)
Net Asset Value[1]	19.62	5.56	8.21	—
With CDSC[3]	14.62	5.24	8.21	—

CLASS C (Inception 5/1/95)
Net Asset Value[1]	19.66	5.55	8.21	—
With CDSC[3]	18.66	5.55	8.21	—

CLASS Y (Inception 12/1/99)
Net Asset Value[1]	20.91	6.63	—	9.22%
COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION
Barclays Capital U.S. Aggregate Bond Index	10.56%	5.13%	6.30%	6.37%
Barclays Capital U.S. Universal Bond Index	10.91	5.15	6.42	6.47
Morningstar Multisector Bond Fund Avg.	13.15	4.99	6.21	6.16

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	15.6	18.3
Aa	6.1	4.1
A	7.4	8.1
Baa	30.8	32.0
Ba	10.5	10.0
B	6.9	10.3
Caa	8.1	7.4
Ca	3.9	0.8
C	0.0	0.0
Not Rated*	6.7	8.8
Short-term and other	4.0	0.2

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	5.7		8.6
1-5 years	25.8		20.6
5-10 years	33.1		28.2
10+ years	35.4		42.6
Average Effective Maturity	12.3	years	13.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.98%	0.98%
B	1.73	1.73
C	1.73	1.73
Y	0.73	0.73

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional, visit the funds website at www.funds.natixis.com or call Natixis Funds at 800-225-5478 and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index which provides a broad-based measure of the international investment-grade bond market.

Barclays Capital U.S. Corporate High-Yield Bond Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Barclays Capital U.S. Credit Bond Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Barclays Capital U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and contingent deferred sales charges on redemptions; certain exchange fees; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2009 through September 30, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,156.70	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
CLASS B
Actual	$1,000.00	$1,152.70	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS C
Actual	$1,000.00	$1,152.30	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS Y
Actual	$1,000.00	$1,158.40	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,321.70	$6.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
CLASS B
Actual	$1,000.00	$1,319.60	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
CLASS C
Actual	$1,000.00	$1,319.80	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
CLASS Y
Actual	$1,000.00	$1,323.60	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,229.20	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
CLASS C
Actual	$1,000.00	$1,225.30	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
CLASS Y
Actual	$1,000.00	$1,229.70	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,050.60	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
CLASS B
Actual	$1,000.00	$1,047.70	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS C
Actual	$1,000.00	$1,047.70	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS Y
Actual	$1,000.00	$1,052.80	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,331.70	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96
CLASS B
Actual	$1,000.00	$1,327.00	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.74
CLASS C
Actual	$1,000.00	$1,326.20	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.74
CLASS Y
Actual	$1,000.00	$1,333.90	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60

*	Expenses are equal to the Fund’s annualized expense ratio: 0.98%, 1.73%, 1.73% and 0.71% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser ( the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Funds grew in size.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund had a limited operating history, (2) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Fund’s investment objective and policies (3) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term (4) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups, and (5) reductions in the Fund’s expense levels resulting from decreased expenses were not yet fully reflected in the Fund’s performance results.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2008, all of the Natixis Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Strategic Income Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that for the Loomis Sayles Strategic Income Fund, the Fund’s total expense ratio was below the median even though the advisory fee was above the median and they noted that they had recently implemented an additional breakpoint in the Fund’s advisory fee schedule. The Trustees also noted that while the Loomis Sayles Limited Term Government and Agency Fund’s advisory fee was above the median for its peer group of funds, after the application of the Fund’s expense cap, it was below the median.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap or waiver. For Loomis Sayles Strategic Income Fund, the Trustees noted that they had recently implemented an additional breakpoint in response to the growth of assets in the Fund. The Trustees further considered the effect of recent market volatility on all of the Fund’s assets and possible effect on the Fund’s future profitability. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

Bonds and Notes — 96.3% of Net Assets
	ABS Home Equity — 0.6%
$1,017,940	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	$765,387
836,743	Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.470%, 3/25/2032	699,644

		1,465,031

	Automotive — 0.9%
1,640,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	1,539,327
810,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	751,490

		2,290,817

	Banking — 6.1%
2,105,000	Barclays Bank PLC, 6.750%, 5/22/2019	2,354,306
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,484,941
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	2,241,214
1,115,000	Citigroup, Inc., 8.125%, 7/15/2039	1,248,119
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	660,291
1,040,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	1,093,990
1,560,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	1,674,387
1,670,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	1,756,334
800,000	Morgan Stanley, 4.000%, 1/15/2010	806,230
615,000	Morgan Stanley, 5.375%, 10/15/2015	634,822
100,000	Morgan Stanley, 6.750%, 4/15/2011	106,627
835,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	882,948
835,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	831,834

		15,776,043

	Building Materials — 1.5%
2,520,000	Holcim Capital Corp. Ltd., 144A, 6.875%, 9/29/2039	2,596,895
815,000	Owens Corning, Inc., 7.000%, 12/01/2036	667,798
795,000	USG Corp., 6.300%, 11/15/2016	675,750

		3,940,443

	Chemicals — 0.5%
1,000,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	1,207,713

	Commercial Mortgage-Backed Securities — 7.2%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	803,235

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	$859,204
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,295,483
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,247,215
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.667%, 6/11/2040(b)	1,183,159
145,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	130,526
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.095%, 12/10/2049(b)	900,310
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	714,745
1,800,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,795,601
960,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.918%, 7/10/2038(b)	878,303
274,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	247,456
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,001,888
1,375,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.875%, 4/15/2045(b)	1,278,701
850,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	730,316
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,712,618
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.650%, 6/11/2042(b)	849,315
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	1,139,794
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	1,863,884

		18,631,753

	Consumer Products — 0.2%
255,000	Whirlpool Corp., 8.000%, 5/01/2012	275,248
250,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	279,656

		554,904

	Distributors — 0.3%
605,000	EQT Corp., 8.125%, 6/01/2019	690,529

	Diversified Manufacturing — 2.7%
1,200,000	Crane Co., 6.550%, 11/15/2036(c)	1,177,523

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Diversified Manufacturing — continued
$2,145,000	General Electric Co., 5.250%, 12/06/2017	$2,201,306
2,790,000	Hutchison Whampoa International Ltd., 144A, 5.750%, 9/11/2019	2,806,857
760,000	Timken Co. (The), 6.000%, 9/15/2014	789,532

		6,975,218

	Electric — 2.4%
290,000	AES Corp. (The), 7.750%, 10/15/2015	291,450
570,000	AES Corp. (The), 8.000%, 10/15/2017	573,563
715,000	AES Corp. (The), 8.000%, 6/01/2020	709,637
110,000	CMS Energy Corp., 8.750%, 6/15/2019	119,657
950,000	Enersis SA, Chile, 7.375%, 1/15/2014	1,048,121
630,000	Exelon Generation Co. LLC, 5.200%, 10/01/2019	636,894
1,535,000	Exelon Generation Co. LLC, 6.250%, 10/01/2039	1,566,716
690,000	Ipalco Enterprises, Inc., 144A, 7.250%, 4/01/2016	691,725
590,000	Southern California Edison Co., 7.625%, 1/15/2010	601,083

		6,238,846

	Environmental — 0.2%
545,000	Waste Management, Inc., 7.375%, 3/11/2019	634,240

	Financial Other — 0.6%
1,430,000	HKCG Finance Ltd., 144A, 6.250%, 8/07/2018	1,570,367

	Food & Beverage — 2.6%
560,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	543,080
605,000	Bunge Ltd. Finance Co., 8.500%, 6/15/2019	697,462
2,235,000	Del Monte Corp., 144A, 7.500%, 10/15/2019	2,257,350
1,015,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	1,153,835
915,000	Kraft Foods, Inc., 6.125%, 8/23/2018	970,532
1,040,000	Smithfield Foods, Inc., 144A, 10.000%, 7/15/2014	1,092,000

		6,714,259

	Government Guaranteed — 0.4%
910,000	JPMorgan Chase & Co., 2.125%, 6/22/2012, (FDIC insured)	923,341

	Government Owned — No Guarantee — 0.9%
1,280,000	Export-Import Bank of Korea, 8.125%, 1/21/2014	1,466,217
750,000	Qtel International Finance Ltd., 144A, 7.875%, 6/10/2019	857,431

		2,323,648

Principal Amount	Description	Value (†)

	Health Insurance — 0.6%
$1,470,000	WellPoint, Inc., 7.000%, 2/15/2019	$1,671,033

	Healthcare — 1.0%
190,000	Express Scripts, Inc., 7.250%, 6/15/2019	223,146
575,000	HCA, Inc., 7.500%, 12/15/2023	464,179
685,000	HCA, Inc., 9.125%, 11/15/2014	707,262
485,000	Hospira, Inc., 6.050%, 3/30/2017	507,880
670,000	Medco Health Solutions, 7.250%, 8/15/2013	749,723

		2,652,190

	Hybrid ARMs — 0.9%
1,117,659	FHLMC, 5.980%, 11/01/2036(b)	1,174,939
1,104,898	FNMA, 6.026%, 2/01/2037(b)	1,174,915
120,903	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 4.552%, 1/25/2037(b)	112,760

		2,462,614

	Independent Energy — 1.6%
1,710,000	Anadarko Petroleum Corp., 6.950%, 6/15/2019	1,906,450
2,000,000	XTO Energy, Inc., 6.375%, 6/15/2038	2,127,554

		4,034,004

	Lodging — 0.6%
1,390,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	1,563,750

	Media Cable — 2.1%
590,000	Comcast Corp., 6.450%, 3/15/2037	624,745
1,770,000	Comcast Corp., 6.950%, 8/15/2037	1,975,607
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	799,553
1,760,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	2,127,305

		5,527,210

	Metals & Mining — 1.1%
1,010,000	ArcelorMittal, 9.850%, 6/01/2019	1,194,632
790,000	Rio Tinto Finance (USA) Ltd., 9.000%, 5/01/2019	969,783
710,000	United States Steel Corp., 6.650%, 6/01/2037	579,103

		2,743,518

	Mortgage Related — 16.9%
721,470	FHLMC, 4.000%, 7/01/2019	750,406
1,499,037	FHLMC, 4.500%, 12/01/2034	1,524,646
349,803	FHLMC, 5.000%, 11/01/2018	371,941

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$983,685	FHLMC 5.500%, with various maturities in 2018(d)	$1,054,747
142,523	FHLMC, 6.000%, 6/01/2035	151,573
577,436	FNMA, 4.000%, 6/01/2019	600,596
5,769,643	FNMA 4.500%, with various maturities from 2019 to 2035(d)	5,964,505
782,549	FNMA, 5.500%, 5/01/2018	837,510
7,225,983	FNMA 6.000%, with various maturities from 2016 to 2039(d)	7,650,895
3,295,592	FNMA 6.500%, with various maturities from 2029 to 2037(d)	3,531,964
151,800	FNMA 7.000%, with various maturities in 2030(d)	167,567
174,950	FNMA 7.500%, with various maturities from 2024 to 2032(d)	195,964
5,049,511	GNMA 5.000%, with various maturities from 2035 to 2038(d)	5,241,610
11,465,903	GNMA 5.500%, with various maturities from 2034 to 2039(d)	12,060,450
2,376,967	GNMA 6.000%, with various maturities from 2029 to 2037(d)	2,517,115
456,462	GNMA 6.500%, with various maturities from 2028 to 2032(d)	492,236
293,761	GNMA 7.000%, with various maturities from 2025 to 2029(d)	323,799
107,647	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	120,422
58,955	GNMA, 8.000%, 11/15/2029	67,026
94,983	GNMA 8.500%, with various maturities from 2017 to 2023(d)	107,601
17,021	GNMA 9.000%, with various maturities in 2016(d)	18,599
35,492	GNMA 11.500%, with various maturities from 2013 to 2015(d)	39,752

		43,790,924

	Non-Captive Consumer — 0.9%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	793,993
245,000	SLM Corp., MTN, 5.050%, 11/14/2014	180,098
215,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	171,153
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	75,255
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	26,788
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	263,606
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	905,162

		2,416,055

	Non-Captive Diversified — 2.0%
745,000	General Electric Capital Corp., 5.875%, 1/14/2038	683,225
1,180,000	General Electric Capital Corp., Series A, MTN, 5.625%, 9/15/2017	1,194,790

Principal Amount	Description	Value (†)

	Non-Captive Diversified — continued
$1,842,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	$1,694,640
571,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	459,655
465,000	International Lease Finance Corp., 5.000%, 4/15/2010	451,595
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	164,401
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	100,859
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	32,683
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	152,378
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	218,747

		5,152,973

	Oil Field Services — 0.4%
190,000	Nabors Industries, Inc., 6.150%, 2/15/2018	190,474
730,000	Nabors Industries, Inc., 9.250%, 1/15/2019	867,541

		1,058,015

	Paper — 1.7%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	508,500
755,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	694,600
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	727,650
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	368,650
1,730,000	International Paper Co., 9.375%, 5/15/2019	2,025,650

		4,325,050

	Pipelines — 1.2%
1,150,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	1,261,669
705,000	ONEOK Partners LP, 8.625%, 3/01/2019	841,593
830,000	TEPPCO Partners LP, 7.550%, 4/15/2038	979,038

		3,082,300

	Property & Casualty Insurance — 0.6%
760,000	Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	952,386
475,000	Willis North America, Inc., 6.200%, 3/28/2017	464,970
245,000	Willis North America, Inc., 7.000%, 9/29/2019	251,914

		1,669,270

	Refining — 0.4%
965,000	Valero Energy Corp., 9.375%, 3/15/2019	1,124,489

	Sovereigns — 1.7%
1,065,000	Emirate of Abu Dhabi, 144A, 6.750%, 4/08/2019	1,189,377

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Sovereigns — continued
$1,155,000	Indonesia Government International Bond, 144A, 7.750%, 1/17/2038	$1,276,275
1,125,000	Republic of Korea, 7.125%, 4/16/2019	1,319,483
545,000	Taqa Abu Dhabi National Energy, 144A, 6.250%, 9/16/2019	549,027

		4,334,162

	Technology — 2.1%
745,000	Corning, Inc., 7.250%, 8/15/2036	786,031
440,000	Equifax, Inc., 7.000%, 7/01/2037	432,276
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,278,928
215,000	Jabil Circuit, Inc., 7.750%, 7/15/2016	218,225
85,000	Motorola, Inc., 6.500%, 9/01/2025	71,832
115,000	Motorola, Inc., 6.500%, 11/15/2028	94,853
185,000	Motorola, Inc., 6.625%, 11/15/2037	154,937
279,000	Xerox Corp., 5.500%, 5/15/2012	292,549
1,435,000	Xerox Corp., 6.350%, 5/15/2018	1,491,835
683,000	Xerox Corp., 6.400%, 3/15/2016	715,610

		5,537,076

	Tobacco — 0.6%
1,590,000	Reynolds American, Inc., 7.250%, 6/15/2037	1,574,763

	Treasuries — 26.1%
6,555,000	U.S. Treasury Bond, 3.500%, 2/15/2039	5,938,423
5,617,000	U.S. Treasury Note, 0.875%, 12/31/2010	5,641,136
5,430,000	U.S. Treasury Note, 0.875%, 5/31/2011	5,442,940
2,325,000	U.S. Treasury Note, 1.000%, 7/31/2011	2,331,631
4,885,000	U.S. Treasury Note, 2.375%, 8/31/2010	4,973,160
1,000,000	U.S. Treasury Note, 2.625%, 6/30/2014	1,017,812
2,670,000	U.S. Treasury Note, 2.625%, 7/31/2014	2,714,640
3,810,000	U.S. Treasury Note, 2.750%, 2/15/2019	3,635,871
22,870,000	U.S. Treasury Note, 3.125%, 5/15/2019	22,503,714
3,545,000	U.S. Treasury Note, 3.250%, 7/31/2016	3,628,088
2,205,000	U.S. Treasury Note, 3.625%, 1/15/2010	2,227,050
3,105,000	U.S. Treasury Note, 3.625%, 8/15/2019	3,186,991

Principal Amount	Description	Value (†)

	Treasuries — continued
$1,060,000	U.S. Treasury Note, 3.750%, 11/15/2018	$1,096,852
3,005,000	U.S. Treasury Note, 4.625%, 2/15/2017	3,326,862

		67,665,170

	Wireless — 2.0%
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	8,975
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	13,275
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,467,921
2,695,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,250,325
1,420,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	1,363,200

		5,103,696

	Wirelines — 4.7%
1,095,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	1,111,425
3,428,000	Embarq Corp., 7.995%, 6/01/2036	3,581,622
1,275,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,163,437
210,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	172,725
460,000	Qwest Corp., 6.875%, 9/15/2033	372,600
850,000	Qwest Corp., 7.250%, 9/15/2025	733,125
255,000	Qwest Corp., 7.250%, 10/15/2035	205,275
1,790,000	Qwest Corp., 7.500%, 6/15/2023	1,628,900
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	575,173
1,700,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	1,920,781
600,000	Telemar Norte Leste SA, 144A, 9.500%, 4/23/2019	717,000

		12,182,063

	Total Bonds and Notes (Identified Cost $235,840,892)	249,607,477

Shares
Preferred Stocks — 0.3%
	Diversified Financial Services — 0.1%
532	Preferred Blocker, Inc., 7.000%, 144A	309,375

	Thrifts & Mortgage Finance — 0.2%
256,000	Federal National Mortgage Association, 6.750%(e)(f)	401,920
4,200	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(f)	6,762

		408,682

	Total Preferred Stocks (Identified Cost $1,717,444)	718,057

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 4.5%
$11,737,039	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $11,737,039 on 10/01/2009, collateralized by $11,870,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $11,973,863, including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $11,737,039)	$11,737,039

	Total Investments — 101.1% (Identified Cost $249,295,375)(a)	262,062,573
	Other assets less liabilities — (1.1)%	(2,780,871)

	Net Assets — 100.0%	$259,281,702

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $250,658,047 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,511,656
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,107,130)

	Net unrealized appreciation	$11,404,526

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of this security amounted to $1,177,523 or 0.5% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $24,479,902 or 9.4% of net assets.

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	26.1%
Mortgage Related	16.9
Commercial Mortgage-Backed Securities	7.2
Banking	6.1
Wirelines	4.7
Diversified Manufacturing	2.7
Food & Beverage	2.6
Electric	2.4
Technology	2.1
Media Cable	2.1
Non-Captive Diversified	2.0
Wireless	2.0
Other Investments, less than 2% each	19.7
Short-Term Investments	4.5

Total Investments	101.1
Other assets less liabilities	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.9% of Net Assets
	ABS Car Loan — 0.1%
$85,000	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.273%, 5/15/2013(b)	$83,382
100,000	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	97,803

		181,185

	ABS Credit Card — 0.1%
100,000	HSBC Private Label Credit Card Master Note Trust, Series 2007-1, Class B, 0.353%, 12/16/2013(b)	96,345

	ABS Home Equity — 1.3%
117,055	Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2B, 0.356%, 8/25/2036(b)	96,860
606,666	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.396%, 8/25/2036(b)	398,231
351,975	HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1, 0.296%, 12/25/2036(b)	237,652
528,673	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.446%, 1/25/2036(b)	353,210
188,570	Residential Asset Mortgage Products, Inc. Series 2006-RZ3, Class A2, 0.406%, 8/25/2036(b)	149,117
2,000,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A2, 0.426%, 8/25/2046(b)	1,195,356

		2,430,426

	Aerospace & Defense — 2.6%
1,590,000	BE Aerospace, Inc., 8.500%, 7/01/2018	1,629,750
600,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	579,000
2,900,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	2,530,250

		4,739,000

	Airlines — 0.3%
49,894	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	43,907
310,216	Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022	288,501
180,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	154,800

		487,208

	Automotive — 2.5%
450,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011 (GBP)	704,784
420,000	Ford Motor Co., 6.375%, 2/01/2029	302,400
65,000	Ford Motor Co., 6.625%, 2/15/2028	46,800
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	878,400
40,000	Ford Motor Co., 7.500%, 8/01/2026	29,200
130,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	122,020
105,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	101,977

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$310,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	$297,652
1,320,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	1,268,516
150,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	139,165
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	552,450
225,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	244,125

		4,687,489

	Banking — 0.3%
290,000	Citigroup, Inc., 5.000%, 9/15/2014	275,959
200,000	Merrill Lynch & Co., Inc., 7.750%, 5/14/2038	225,384

		501,343

	Building Materials — 0.9%
750,000	Masco Corp., 4.800%, 6/15/2015	688,259
50,000	Masco Corp., 6.500%, 8/15/2032	40,456
345,000	Masco Corp., 7.750%, 8/01/2029	311,932
625,000	USG Corp., 6.300%, 11/15/2016	531,250
65,000	USG Corp., 144A, 9.750%, 8/01/2014	67,925

		1,639,822

	Chemicals — 0.3%
855,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	475,594

	Collateralized Mortgage Obligations — 0.6%
636,066	Lehman Mortgage Trust, Series 2006-6, Class 5A1, 0.746%, 12/25/2036(b)	458,308
561,254	Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1, 5.813%, 12/25/2035(b)	249,690
226,043	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1, 0.546%, 8/25/2037(b)	125,726
498,224	WaMu Mortgage Pass Through Certificates, Series 2006-AR10, Class 1A1, 5.922%, 9/25/2036(b)	371,967

		1,205,691

	Commercial Mortgage-Backed Securities — 3.1%
100,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	95,450
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	90,018
550,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	497,045
800,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.816%, 12/10/2049(b)	720,892

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	$79,223
650,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	585,283
1,375,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	1,218,543
520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(b)	454,517
100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	84,295
866,149	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.366%, 7/25/2037(b)	389,767
300,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.650%, 6/11/2042(b)	283,105
400,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	388,015
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045(b)	273,121
645,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	580,775

		5,740,049

	Construction Machinery — 1.4%
40,000	Joy Global, Inc., 6.625%, 11/15/2036	37,271
350,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	337,750
165,000	United Rentals North America, Inc., Convertible, 1.875%, 10/15/2023	155,925
2,245,000	United Rentals North America, Inc., 7.000%, 2/15/2014	1,953,150
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	13,500
150,000	United Rentals North America, Inc., 144A, 10.875%, 6/15/2016	160,500

		2,658,096

	Consumer Products — 0.1%
260,000	Acco Brands Corp., 7.625%, 8/15/2015	215,800

	Diversified Manufacturing — 0.1%
150,000	Trinity Industries, Inc., Convertible, 3.875%, 6/01/2036	110,625

	Electric — 4.4%
35,000	AES Corp. (The), 8.000%, 10/15/2017	35,219
2,740,000	AES Corp. (The), 8.000%, 6/01/2020	2,719,450
213,669	AES Ironwood LLC, 8.857%, 11/30/2025	196,041
23,517	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	22,165

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$555,000	CMS Energy Corp., Convertible, 5.500%, 6/15/2029	$634,781
220,000	CMS Energy Corp., 8.750%, 6/15/2019	239,314
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	288,750
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	123,300
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	694,788
2,230,000	Edison Mission Energy, 7.625%, 5/15/2027	1,594,450
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	63,000
775,000	NRG Energy, Inc., 7.375%, 1/15/2017	749,812
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	133,077
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	469,458
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	166,430

		8,130,035

	Food & Beverage — 1.5%
845,000	ARAMARK Corp., 8.500%, 2/01/2015	852,394
710,000	Aramark Services, Inc., 5.000%, 6/01/2012	670,950
600,000	CCL Finance Ltd., 144A, 9.500%, 8/15/2014	637,500
570,000	Tyson Foods, Inc., 7.850%, 4/01/2016	581,400

		2,742,244

	Government Guaranteed — 0.1%
275,000	Canada Housing Trust, 3.550%, 9/15/2013 (CAD)	267,127

	Government Owned — No Guarantee — 0.1%
160,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(g)	173,888

	Healthcare — 6.4%
660,000	Affymetrix, Inc., Convertible, 3.500%, 1/15/2038	531,300
105,000	Boston Scientific Corp., 6.400%, 6/15/2016	106,444
95,000	Boston Scientific Corp., 7.000%, 11/15/2035	87,044
385,000	CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	394,625
495,000	HCA, Inc., 5.750%, 3/15/2014	436,837
155,000	HCA, Inc., 6.250%, 2/15/2013	148,025
10,000	HCA, Inc., 6.300%, 10/01/2012	9,600
50,000	HCA, Inc., 6.375%, 1/15/2015	44,500
205,000	HCA, Inc., 6.500%, 2/15/2016	181,937

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$35,000	HCA, Inc., 7.050%, 12/01/2027	$26,545
1,070,000	HCA, Inc., 7.190%, 11/15/2015	991,080
630,000	HCA, Inc., 7.500%, 12/15/2023	508,579
700,000	HCA, Inc., 7.500%, 11/06/2033	541,644
40,000	HCA, Inc., 7.690%, 6/15/2025	32,482
480,000	HCA, Inc., 8.360%, 4/15/2024	390,594
670,000	HCA, Inc., MTN, 7.580%, 9/15/2025	542,057
1,685,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,320,695
1,520,000	Hologic, Inc., Convertible, (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(c)	1,242,600
40,000	Life Technologies Corp., Convertible, 1.500%, 2/15/2024	43,700
1,368,000	Omnicare, Inc., Convertible, 3.250%, 12/15/2035	1,049,940
380,000	Psychiatric Solutions, Inc., 144A, 7.750%, 7/15/2015	357,200
435,000	Psychiatric Solutions, Inc., 7.750%, 7/15/2015	419,775
255,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	198,900
190,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	188,100
1,833,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	1,913,194
60,000	Tenet Healthcare Corp., 9.875%, 7/01/2014	61,650

		11,769,047

	Home Construction — 3.9%
755,000	D.R. Horton, Inc., 6.500%, 4/15/2016	742,731
620,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	579,700
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	402,825
315,000	KB Home, 5.750%, 2/01/2014	302,400
360,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	339,300
1,790,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	1,745,250
580,000	Lennar Corp., Series B, 5.600%, 5/31/2015	535,050
830,000	Lennar Corp., Series B, 6.500%, 4/15/2016	780,200
1,325,000	Pulte Homes, Inc., 6.000%, 2/15/2035	1,000,375
495,000	Pulte Homes, Inc., 6.375%, 5/15/2033	381,150
380,000	Pulte Homes, Inc., 7.875%, 6/15/2032	334,400

		7,143,381

Principal Amount (‡)	Description	Value (†)

	Independent Energy — 6.7%
$475,000	Chesapeake Energy Corp., Convertible, 2.250%, 12/15/2038	$355,063
40,000	Chesapeake Energy Corp., 6.375%, 6/15/2015	37,150
3,295,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	3,023,162
790,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	703,100
620,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	505,300
500,000	Connacher Oil and Gas Ltd., 144A, 11.750%, 7/15/2014	532,500
825,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	779,625
435,000	Penn Virginia Corp., Convertible, 4.500%, 11/15/2012	391,500
790,000	PetroHawk Energy Corp., 7.875%, 6/01/2015	778,150
355,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	328,121
200,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	190,863
3,127,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	2,713,992
1,260,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	1,212,750
1,065,000	Swift Energy Co., 7.125%, 6/01/2017	926,550

		12,477,826

	Industrial Other — 0.2%
245,000	Incyte Corp., Convertible, 3.500%, 2/15/2011	238,875
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	112,000

		350,875

	Lodging — 4.1%
170,000	Felcor Lodging Trust, Inc., 144A, 10.000%, 10/01/2014	164,475
615,000	Host Hotels & Resorts LP, 6.375%, 3/15/2015	582,713
55,000	Host Hotels & Resorts LP, 6.750%, 6/01/2016	52,250
80,000	Host Hotels & Resorts LP, 6.875%, 11/01/2014	78,200
105,000	Host Hotels & Resorts LP, Convertible, 144A, 3.250%, 4/15/2024	105,000
1,690,000	Host Hotels & Resorts, Inc., Convertible, 144A, 2.625%, 4/15/2027	1,552,687
135,000	Royal Caribbean Cruises Ltd., 6.875%, 12/01/2013	125,888
2,000,000	Royal Caribbean Cruises Ltd., 7.000%, 6/15/2013	1,905,000
670,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	619,750
2,590,000	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 5/15/2018	2,444,312

		7,630,275

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Media Cable — 2.1%
$1,114,000	CSC Holdings, Inc., Senior Note, 7.625%, 7/15/2018	$1,130,710
250,000	CSC Holdings, Inc., 7.875%, 2/15/2018	255,000
180,000	CSC Holdings, Inc., 144A, 8.625%, 2/15/2019	190,350
1,570,000	Virgin Media Finance PLC, 8.750%, 4/15/2014	1,601,400
670,000	Virgin Media Finance PLC, 9.500%, 8/15/2016	705,175

		3,882,635

	Media Non-Cable — 1.2%
175,000	Intelsat Corp., 6.875%, 1/15/2028	145,250
1,765,000	Intelsat Subsidiary Holding Co. Ltd., 8.500%, 1/15/2013	1,787,062
160,000	Intelsat Subsidiary Holding Co. Ltd., 144A, 8.875%, 1/15/2015	162,000
85,000	R.H. Donnelley Corp., 6.875%, 1/15/2013(d)	4,888
25,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(d)	1,438
160,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(d)	9,200
615,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(d)	35,362
155,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(d)	8,913

		2,154,113

	Metals & Mining — 1.8%
355,000	ArcelorMittal, 9.850%, 6/01/2019	419,895
245,000	Steel Dynamics, Inc., Convertible, 5.125%, 6/15/2014	289,100
410,000	Steel Dynamics, Inc., 6.750%, 4/01/2015	392,575
580,000	Steel Dynamics, Inc., 7.375%, 11/01/2012	585,800
1,145,000	Steel Dynamics, Inc., 144A, 8.250%, 4/15/2016	1,150,725
355,000	United States Steel Corp., 6.050%, 6/01/2017	331,567
125,000	United States Steel Corp., 7.000%, 2/01/2018	120,047

		3,289,709

	Non-Captive Consumer — 2.2%
60,000	SLM Corp., MTN, 5.050%, 11/14/2014	44,106
40,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	38,867
20,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	15,921
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	6,271
4,260,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	3,260,510
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,138

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
735,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)(e)(f)	$497,545
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	195,387

		4,061,745

	Non-Captive Diversified — 2.3%
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012 (SGD)	877,120
66,000	GMAC, Inc., 144A, 5.375%, 6/06/2011	60,885
172,000	GMAC, Inc., 144A, 5.750%, 9/27/2010	165,980
412,000	GMAC, Inc., 144A, 6.000%, 4/01/2011	386,250
398,000	GMAC, Inc., 144A, 6.000%, 12/15/2011	368,150
208,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	191,360
2,041,000	GMAC, Inc., 144A, 6.750%, 12/01/2014	1,734,850
24,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	19,320
590,000	General Motors Acceptance Corp. of Canada, EMTN, 7.125%, 9/13/2011 (AUD)	478,858
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	41,800
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	5,500
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	8,550

		4,338,623

	Oil Field Services — 1.3%
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	384,650
380,000	Basic Energy Services, Inc., 144A, 11.625%, 8/01/2014	402,800
350,000	Compagnie Generale de Geophysique-Veritas, 144A, 9.500%, 5/15/2016	370,125
170,000	Complete Production Services, Inc., 8.000%, 12/15/2016	154,700
30,000	Key Energy Services, Inc., 8.375%, 12/01/2014	28,500
1,052,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	1,030,960

		2,371,735

	Packaging — 0.1%
175,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	175,438

	Paper — 2.9%
340,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	302,600
160,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	144,000
1,071,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	985,320
815,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	806,850

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$2,305,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	$2,328,050
35,000	Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	34,212
200,000	Georgia-Pacific LLC, 9.500%, 12/01/2011	213,000
485,000	International Paper Co., 5.250%, 4/01/2016	485,239

		5,299,271

	Pharmaceuticals — 5.0%
2,340,000	Elan Finance PLC, 8.875%, 12/01/2013	2,357,550
1,865,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	1,899,969
950,000	Human Genome Sciences, Inc., Convertible, 2.250%, 10/15/2011	1,314,563
840,000	Human Genome Sciences, Inc., Convertible, 2.250%, 8/15/2012	1,046,850
785,000	Kendle International, Inc., Convertible, 3.375%, 7/15/2012	692,763
1,521,000	Nektar Therapeutics, Convertible, 3.250%, 9/28/2012	1,380,307
505,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 4.000%, 11/15/2013	543,506

		9,235,508

	Pipelines — 1.7%
2,285,000	El Paso Corp., 6.950%, 6/01/2028	1,900,791
225,000	El Paso Corp., 7.000%, 6/15/2017	220,500
405,000	El Paso Corp., 7.420%, 2/15/2037	347,818
110,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	100,883
235,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	217,206
130,000	El Paso Natural Gas Co., 8.375%, 6/15/2032	156,077
175,000	Kinder Morgan, Inc., 6.500%, 9/01/2012	179,813

		3,123,088

	Refining — 0.4%
150,000	Petroplus Finance Ltd., 144A, 6.750%, 5/01/2014	140,438
745,000	Petroplus Finance Ltd., 144A, 7.000%, 5/01/2017	677,950

		818,388

	REITs — 0.3%
195,000	ProLogis, Convertible, 1.875%, 11/15/2037	166,481
170,000	ProLogis, Convertible, 2.250%, 4/01/2037	153,213
100,000	ProLogis, 5.625%, 11/15/2015	90,871
45,000	ProLogis, 5.750%, 4/01/2016	40,252

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$80,000	ProLogis, 6.625%, 5/15/2018	$73,871

		524,688

	Retailers — 2.5%
250,000	Dillard’s, Inc., 6.625%, 1/15/2018	190,000
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	81,637
545,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	449,625
765,000	Macy’s Retail Holdings, Inc., 5.900%, 12/01/2016	700,887
510,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	401,800
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	21,870
210,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	165,662
1,115,000	Toys R Us Property Co. I LLC, 144A, 10.750%, 7/15/2017	1,198,625
1,600,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,392,000
20,000	Toys R Us, Inc., 7.875%, 4/15/2013	19,200

		4,621,306

	Sovereigns — 1.9%
423,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	3,076,862
350,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010 (AUD)(g)	318,070
4,504,661	Republic of Uruguay, 4.250%, 4/05/2027 (UYU)	193,324

		3,588,256

	Supermarkets — 0.9%
300,000	American Stores Co., 8.000%, 6/01/2026	270,000
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	645,000
190,000	New Albertson’s, Inc., 7.750%, 6/15/2026	169,100
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	116,675
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	567,788

		1,768,563

	Supranational — 0.4%
9,210,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013 (IDR)	678,290
13,400,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	87,375

		765,665

	Technology — 8.3%
300,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	294,750
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	829,763

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	$1,469,212
50,000	Alcatel-Lucent USA, Inc., Series A, Convertible, 2.875%, 6/15/2023	49,188
1,580,000	Alcatel-Lucent USA, Inc., Series B, Convertible, 2.875%, 6/15/2025	1,319,300
2,165,000	Amkor Technology, Inc., 7.750%, 5/15/2013	2,165,000
290,000	Amkor Technology, Inc., 9.250%, 6/01/2016	298,700
15,000	Ciena Corp., Convertible, 0.250%, 5/01/2013	11,981
535,000	Ciena Corp., Convertible, 0.875%, 6/15/2017	368,481
30,000	Intel Corp., Convertible, 2.950%, 12/15/2035	26,775
1,220,000	Jabil Circuit, Inc., 8.250%, 3/15/2018	1,238,300
345,000	JDS Uniphase Corp., Convertible, 1.000%, 5/15/2026	289,800
1,330,000	Kulicke & Soffa Industries, Inc., Convertible, 0.875%, 6/01/2012	1,088,938
285,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	270,394
216,000	Maxtor Corp., Subordinated Note, Convertible, 5.750%, 3/01/2012(f)	196,560
580,000	Motorola, Inc., 6.500%, 9/01/2025	490,149
1,000,000	Motorola, Inc., 7.500%, 5/15/2025	900,000
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	190,400
280,000	Nortel Networks Corp., Convertible, 2.125%, 4/15/2014(d)	154,000
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	156,800
255,000	Seagate Technology HDD Holdings, 6.375%, 10/01/2011	255,000
1,805,000	Seagate Technology HDD Holdings, 6.800%, 10/01/2016	1,656,087
390,000	Seagate Technology International, 144A, 10.000%, 5/01/2014	426,075
820,000	SunGard Data Systems, Inc., 9.125%, 8/15/2013	828,200
355,000	Xerox Capital Trust I, 8.000%, 2/01/2027	347,013

		15,320,866

	Textile — 0.1%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	277,500

	Transportation Services — 0.4%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(f)	224,813
640,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	536,000

		760,813

	Treasuries — 1.9%
3,360,000	Canadian Government, 4.500%, 6/01/2015 (CAD)	3,440,277

Principal Amount (‡)	Description	Value (†)

	Wireless — 3.7%
$130,000	Crown Castle International Corp., 9.000%, 1/15/2015	$136,175
1,443,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	1,295,092
944,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	875,560
1,080,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	955,800
80,000	NII Holdings, Inc., 2.750%, 8/15/2025	78,500
850,000	NII Holdings, Inc., 3.125%, 6/15/2012	742,688
2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,720,935
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	49,225
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	18,900
500,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	467,500
600,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	576,000

		6,916,375

	Wirelines — 7.4%
255,000	Bell Canada, Series M-17, 6.100%, 3/16/2035 (CAD)	222,420
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	48,425
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	514,100
955,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	959,775
460,000	Embarq Corp., 7.995%, 6/01/2036	480,614
1,611,153	FairPoint Communications, Inc., 13.125%, 4/02/2018(j)	197,366
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	80,988
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	28,275
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,136,062
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	592,900
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	100
2,235,000	Level 3 Communications, Inc., Convertible, 3.500%, 6/15/2012	1,776,825
459,000	Level 3 Communications, Inc., Convertible, 5.250%, 12/15/2011	408,510
815,000	Level 3 Communications, Inc., Convertible, 144A 7.000%, 3/15/2015(f)	863,900
400,000	Level 3 Communications, Inc., Convertible, 10.000%, 5/01/2011	395,000
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	639,100
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	436,219

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	$349,563
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,280,850
1,445,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	1,090,975
275,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	232,375
10,000	Qwest Corp., 6.875%, 9/15/2033	8,100
975,000	Windstream Corp., 144A, 7.875%, 11/01/2017	970,125

		13,712,567

	Total Bonds and Notes (Identified Cost $151,485,604)	166,300,500

Bank Loans — 1.5%
	Chemicals — 0.1%
140,441	Ashland Chemicals, Term Loan B, 7.650%, 5/13/2014(h)	143,338

	Diversified Manufacturing — 0.2%
325,057	CommScope, Inc., Term Loan B, 2.783%, 12/26/2014(h)	317,437

	Food & Beverage — 0.0%
1,306	Dole Food Co., Inc., Credit Link Deposit, 7.495%, 4/12/2013(h)	1,320
838	Dole Food Co., Inc., Tranche B Term Loan, 8.000%, 4/12/2013(h)	847
4,108	Dole Food Co., Inc., Tranche C Term Loan, 8.000%, 4/12/2013(h)	4,153

		6,320

	Media Non-Cable — 0.3%
975,889	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(d)(h)	412,723
224,012	Tribune Co., Term Loan X, 5.000%, 6/04/2009(d)(h)(l)	108,787

		521,510

	Technology — 0.2%
417,835	Nuance Communications, Inc., Term Loan, 2.250%, 3/31/2013(h)	399,158
2,419	Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(h)	2,261
67,045	Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(h)	65,268

		466,687

	Wirelines — 0.7%
763,371	Fairpoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(h)	573,719
35,482	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(h)(i)	21,892
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(h)	264,610
25,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(h)	22,094
365,343	Transaction Network Services, Inc., Term Loan A, 9.500%, 3/28/2014(h)	368,540

		1,250,855

	Total Bank Loans (Identified Cost $2,613,743)	2,706,147

Shares	Description	Value (†)

Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.2%
	Capital Markets — 0.5%
24,190	Newell Financial Trust I, 5.250%	$855,721

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	112,893

	Electric Utilities — 0.1%
6,475	AES Trust III, 6.750%	285,305

	Machinery — 0.0%
2,550	United Rentals Trust I, 6.500%	63,431

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	317,656

	Semiconductors & Semiconductor Equipment — 0.3%
799	Lucent Technologies Capital Trust I, 7.750%	611,235

	Total Convertible Preferred Stocks (Identified Cost $2,078,890)	2,246,241

Non-Convertible Preferred Stocks — 0.1%
	Diversified Financial Services — 0.1%
274	Preferred Blocker, Inc., 144A, 7.000%	159,340

	Thrifts & Mortgage Finance — 0.0%
300	Federal Home Loan Mortgage Corp., 5.000%(j)(k)	795
7,900	Federal Home Loan Mortgage Corp., 5.570%(j)(k)	12,640
2,850	Federal Home Loan Mortgage Corp., 5.660%(j)(k)	4,702
1,000	Federal Home Loan Mortgage Corp., 5.700%(j)(k)	2,570
1,800	Federal Home Loan Mortgage Corp., 5.790%(j)(k)	4,788
650	Federal Home Loan Mortgage Corp., 5.810%(j)(k)	1,774
1,400	Federal Home Loan Mortgage Corp., 5.900%(j)(k)	2,380
350	Federal Home Loan Mortgage Corp., 6.000%(j)(k)	1,033
600	Federal Home Loan Mortgage Corp., 6.420%(j)(k)	1,800
1,350	Federal Home Loan Mortgage Corp., 6.550%(j)(k)	2,457
7,400	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(j)(k)	13,394
1,200	Federal National Mortgage Association, 4.750%(j)(k)	3,060
200	Federal National Mortgage Association, 5.125%(j)(k)	532
400	Federal National Mortgage Association, 5.375%(j)(k)	1,136
350	Federal National Mortgage Association, 5.810%(j)(k)	977
550	Federal National Mortgage Association, 6.750%(j)(k)	864

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
10,250	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(j)(k)	$16,502

		71,404

	Total Non-Convertible Preferred Stocks (Identified Cost $634,132)	230,744

	Total Preferred Stocks (Identified Cost $2,713,022)	2,476,985

Common Stocks — 0.3%
	Biotechnology — 0.2%
43,053	EPIX Pharmaceuticals, Inc.(j)	603
127	EPIX Pharmaceuticals, Inc., Contingent Value Rights(j)	—
8,147	Vertex Pharmaceuticals, Inc.(j)	308,771

		309,374

	Chemicals — 0.0%
1,087	Ashland, Inc.	46,980

	Household Durables — 0.0%
1,775	KB Home	29,483

	Pharmaceuticals — 0.1%
6,875	Merck & Co., Inc.	217,456

	Thrifts & Mortgage Finance — 0.0%
5,500	Federal Home Loan Mortgage Corp.(j)(k)	9,900

	Total Common Stocks (Identified Cost $670,137)	613,193

Closed-End Investment Companies — 0.0%
3,835	Morgan Stanley Emerging Markets Debt Fund, Inc.	36,701
2,175	Western Asset High Income Opportunity Fund, Inc.	12,659

	Total Closed-End Investment Companies (Identified Cost $45,443)	49,360

Principal Amount (‡)
Short-Term Investments — 6.9%
$15,199	Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000% to be repurchased at $15,199 on 10/01/2009, collateralized by $20,000 U.S. Treasury Bill, due 11/05/2009 valued at $19,999 including accrued interest (Note 2g of Notes to Financial Statements)	15,199
12,654,163	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $12,654,163 on 10/01/2009, collateralized by $12,915,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 valued at $12,908,543 including accrued interest (Note 2g of Notes to Financial Statements)	12,654,163

	Total Short-Term Investments (Identified Cost $12,669,362)	12,669,362

	Total Investments — 99.9% (Identified Cost $170,197,311)(a)	184,815,547
	Other assets less liabilities — 0.1%	237,077

	Net Assets — 100.0%	$185,052,624

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $170,660,593 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,505,499
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,350,545)

	Net unrealized appreciation	$14,154,954

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2009, the value of this security amounted to $497,545 or 0.3% of net assets.
(f)	Illiquid security. At September 30, 2009, the value of these securities amounted to $1,782,818 or 1.0% of net assets.
(g)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Non-income producing security.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Issuer has filed for bankruptcy.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $20,691,962 or 11.2% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	10/30/2009	Singapore Dollar	1,140,000	$809,109	$4,791
Sell[1]	10/30/2009	Singapore Dollar	1,140,000	809,109	(17,552)

Total					$(12,761)

[1]	Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Industry Summary at September 30, 2009 (Unaudited)

Technology	8.5%
Wirelines	8.1
Independent Energy	6.7
Healthcare	6.4
Pharmaceuticals	5.1
Electric	4.4
Lodging	4.1
Home Construction	3.9
Wireless	3.7
Commercial Mortgage-Backed Securities	3.1
Paper	2.9
Aerospace & Defense	2.6
Automotive	2.5
Retailers	2.5
Non-Captive Diversified	2.3
Non-Captive Consumer	2.2
Media Cable	2.1
Other Investments, less than 2% each	21.9
Short-Term Investments	6.9

Total Investments	99.9
Other assets less liabilities (including open Forward Foreign Currency Contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 84.8% of Net Assets
Non-Convertible Bonds — 84.7%
	Australia — 1.2%
100,000	National Australia Bank Ltd., GMTN, 4.750%, 7/15/2016, (EUR)	$151,476
165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	149,947

		301,423

	Austria — 0.8%
17,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010, (JPY)	190,037

	Belgium — 7.6%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	172,466
625,000	Kingdom of Belgium, 5.500%, 9/28/2017, (EUR)	1,046,981
415,000	Kingdom of Belgium, Series 50, 4.000%, 3/28/2013, (EUR)	643,551

		1,862,998

	Brazil — 0.4%
200(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2017, (BRL)	98,999
5,000	Republic of Brazil, 7.125%, 1/20/2037	5,962

		104,961

	Canada — 4.4%
110,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	95,946
255,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	238,818
715,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	732,083

		1,066,847

	Cayman Islands — 1.2%
60,000	DASA Finance Corp., 144A, 8.750%, 5/29/2018	63,600
75,000	DASA Finance Corp., 8.750%, 5/29/2018	79,500
100,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	143,847

		286,947

	France — 3.2%
50,000	Credit Agricole SA, EMTN, 5.971%, 2/01/2018, (EUR)	80,960
100,000	Electricite de France, EMTN, 5.875%, 7/18/2031, (GBP)	173,062
40,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	51,556
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	70,889
85,000	PPR, EMTN, 4.000%, 1/29/2013, (EUR)	124,277
35,000	Veolia Environnement, EMTN, 5.125%, 5/24/2022, (EUR)	51,124
70,000	Veolia Environnement, EMTN, 6.125%, 11/25/2033, (EUR)	106,952

Principal Amount (‡)	Description	Value (†)

	France — continued
50,000	Vivendi, 4.500%, 10/03/2013, (EUR)	$74,760
50,000	Wendel, 4.875%, 5/26/2016, (EUR)	56,705

		790,285

	Germany — 21.9%
50,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	66,407
21,000,000	Kreditanstalt fuer Wiederaufbau, 1.350%, 1/20/2014, (JPY)	238,015
16,000,000	Kreditanstalt fuer Wiederaufbau, 1.750%, 3/23/2010, (JPY)	179,396
36,000,000	Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	391,559
185,000	Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)	275,848
5,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	55,727
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	164,369
130,000	Republic of Germany, 1.250%, 9/16/2011, (EUR)	190,176
540,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	836,309
665,000	Republic of Germany, 3.750%, 1/04/2017, (EUR)	1,027,087
400,000	Republic of Germany, 4.000%, 12/11/2009, (EUR)	589,162
330,000	Republic of Germany, 4.000%, 4/13/2012, (EUR)	512,020
100,000	Republic of Germany, 4.000%, 1/04/2037, (EUR)	146,901
100,000	Republic of Germany, 4.500%, 1/04/2013, (EUR)	158,021
280,000	Republic of Germany, 6.500%, 7/04/2027, (EUR)	541,034

		5,372,031

	India — 0.7%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	92,273
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	81,801

		174,074

	Ireland — 1.5%
30,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	270,956
100,000	Elan Corp. PLC, 144A, 8.750%, 10/15/2016	98,563

		369,519

	Italy — 0.8%
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	207,457

	Japan — 8.4%
18,000,000	Development Bank of Japan, 1.750%, 6/21/2010, (JPY)	202,476

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Japan — continued
63,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	$721,499
39,000,000	Japan Government , 0.700%, 6/20/2014, (JPY)	437,308
20,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	224,783
41,000,000	Japan Government, 1.400%, 6/20/2011, (JPY)	465,962

		2,052,028

	Jersey — 0.3%
50,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	76,530

	Luxembourg — 0.5%
50,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	79,972
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	41,051

		121,023

	Mexico — 1.2%
85,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	83,512
17,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	130,471
10,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	72,653

		286,636

	Netherlands — 3.6%
245,000	Kingdom of Netherlands, 5.000%, 7/15/2011, (EUR)(b)	382,394
50,000	Koninklijke (Royal) KPN NV, GMTN, 4.750%, 1/17/2017, (EUR)	74,580
100,000	Linde Finance BV, EMTN, 4.750%, 4/24/2017, (EUR)	151,712
100,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	164,170
10,000	Wolters Kluwer NV, 5.125%, 1/27/2014, (EUR)	15,325
50,000	Wolters Kluwer NV, 6.375%, 4/10/2018, (EUR)	80,613

		868,794

	Norway — 3.3%
275,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	48,404
2,125,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	390,960
775,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	140,992
1,235,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	235,518

		815,874

	Singapore — 0.8%
265,000	Republic of Singapore, 2.250%, 7/01/2013, (SGD)	196,434

	South Africa — 0.4%
100,000	Edcon Proprietary Ltd., 144A, 4.023%, 6/15/2014, (EUR)(c)	104,629

Principal Amount (‡)	Description	Value (†)

	Spain — 0.6%
100,000	Santander Issurance SA, EMTN, (fixed rate to 5/29/2014, variable rate thereafter), 4.750%, 5/29/2019, (EUR)	$146,016

	Supranational — 4.9%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	457,635
25,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	284,895
4,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	45,250
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	67,829
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	347,197

		1,202,806

	Sweden — 2.2%
2,490,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	392,501
100,000	Telefonaktiebolaget LM Ericsson, EMTN, 5.375%, 6/27/2017, (EUR)	150,380

		542,881

	United Arab Emirates — 0.8%
100,000	Abu Dhabi National Energy Co., 144A, 6.500%, 10/27/2036	96,556
100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	87,949

		184,505

	United Kingdom — 5.7%
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	76,797
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	81,066
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	84,457
94,000	Lloyds TSB Group PLC, 5.875%, 7/08/2014, (EUR)	140,466
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	75,663
70,000	United Kingdom Gilt, 4.250%, 6/07/2032, (GBP)	115,646
30,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	50,872
350,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	608,889
100,000	Vodafone Group PLC, EMTN, 5.375%, 6/06/2022, (EUR)	151,530

		1,385,386

	United States — 8.3%
25,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	42,351
50,000	Alcoa, Inc., 6.750%, 1/15/2028	43,611
100,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	150,738
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	69,846

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	United States — continued
$20,000	Chesapeake Energy Corp., 6.375%, 6/15/2015	$18,575
60,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	55,050
50,000	Couche-Tard US/Finance, 7.500%, 12/15/2013	50,563
50,000	Countrywide Financial Corp., EMTN, 5.125%, 2/17/2011, (GBP)	80,144
60,000	Frontier Communications Corp., 6.250%, 1/15/2013	58,800
100,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	99,000
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	79,526
50,000	Goldman Sachs Group, Inc. (The), 7.125%, 8/07/2025, (GBP)	92,141
55,000	HCA, Inc., 5.750%, 3/15/2014	48,538
45,000	HCA, Inc., 8.360%, 4/15/2024	36,618
90,000	International Paper Co., 8.700%, 6/15/2038	99,770
50,000	Kraft Foods, Inc., 6.250%, 3/20/2015, (EUR)	79,059
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	126,510
25,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	40,475
50,000	Morgan Stanley, EMTN, 3.750%, 3/01/2013, (EUR)	72,484
75,000	Motorola, Inc., 6.625%, 11/15/2037	62,813
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,300
5,000	New Albertson’s, Inc., 7.750%, 6/15/2026	4,450
95,000	New Albertson’s, Inc., 8.000%, 5/01/2031	85,262
5,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,550
50,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	72,436
95,000	Qwest Corp., 6.875%, 9/15/2033	76,950
70,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	68,016
100,000	Sprint Nextel Corp., 6.000%, 12/01/2016	89,250
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	135,121
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	72,356

		2,019,303

	Total Non-Convertible Bonds (Identified Cost $19,471,627)	20,729,424

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 0.1%
United States — 0.1%
$50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d) (Identified Cost $34,778)	$40,875

	Total Bonds and Notes (Identified Cost $19,506,405)	20,770,299

Short-Term Investments — 7.3%
1,782,795	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $1,782,795 on 10/01/2009, collateralized by $1,740,000 Federal Home Loan Mortgage Corp., 5.625% due 11/23/2035 valued at $1,818,474 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,782,795)	1,782,795

	Total Investments — 92.1% (Identified Cost $21,289,200)(a)	22,553,094
	Other assets less liabilities—7.9%	1,929,839

	Net Assets — 100.0%	$24,482,933

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(a)	Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $21,335,124 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,346,393
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(128,423)

	Net unrealized appreciation	$1,217,970

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(d)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $600,927 or 2.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation
Buy[1]	12/16/2009	Euro	372,000	$544,322	$15,156
Buy[2]	12/16/2009	Japanese Yen	94,250,000	1,050,483	23,591
Sell[2]	12/16/2009	Japanese Yen	36,300,000	404,589	1,790
Buy[3]	12/14/2009	South Korean Won	248,000,000	210,288	7,508
Buy[4]	12/14/2009	South Korean Won	600,000,000	508,762	17,161

Total					$65,206

[1]	Counterparty is Credit Suisse.
[2]	Counterparty is JP Morgan Chase.
[3]	Counterparty is UBS.
[4]	Counterparty is Barclays Bank PLC.

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	41.5%
Banking	7.2
Government Guaranteed	5.5
Supranational	4.9
Government Agencies	2.9
Sovereigns	2.7
Other Investments, less than 2% each	20.1
Short-Term Investments	7.3

Total Investments	92.1
Other assets less liabilities (including open Forward Foreign Currency Contracts)	7.9

Net Assets	100.0%

Currency Exposure at September 30, 2009 as a Percentage of Net Assets (Unaudited)

Euro	39.0%
Japanese Yen	18.4
United States Dollar	14.0
British Pound	8.5
Canadian Dollar	4.4
Norwegian Krone	3.3
Other, less than 2% each	4.5

Total Investments	92.1
Other assets less liabilities (including open Forward Foreign Currency Contracts)	7.9

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

Bonds and Notes — 99.1% of Net Assets
	ABS Car Loan — 2.1%
$91,578	Honda Auto Receivables Owner Trust, Series 2008-1, Class A2, 3.770%, 9/20/2010	$91,928
1,025,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, 2.790%, 1/15/2013	1,048,989
785,000	Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.310%, 5/15/2013	797,050
565,000	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	585,507
425,000	Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	439,341
915,000	Nissan Master Owner Trust Receivables, Series 2007-A, Class A, 0.243%, 5/15/2012(b)	908,862
429,000	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	443,936

		4,315,613

	ABS Credit Card — 3.4%
985,000	American Express Credit Account Master Trust, Series 2004-2 Class A, 0.413%, 12/15/2016(b)	947,809
1,150,000	Capital One Multi-Asset Execution Trust, Series 2008-A6, Class A6, 1.343%, 3/17/2014(b)	1,158,227
3,000,000	Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8, 0.549%, 12/17/2018(b)	2,767,474
1,400,000	Discover Card Master Trust I, Series 2007-3, Class A2, 0.293%, 10/16/2014(b)	1,362,604
600,000	Discover Card Master Trust, Series 2008-A3, Class A3, 5.100%, 10/15/2013	630,348

		6,866,462

	ABS Home Equity — 1.2%
962,163	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	723,448
1,017,154	Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	538,786
669,276	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	547,966
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	549,655

		2,359,855

	ABS Other — 0.3%
700,000	John Deere Owner Trust, Series 2009-A, Class A3, 2.590%, 10/15/2013	711,857

	Collateralized Mortgage Obligations — 0.4%
87,991	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	91,409
770,851	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	808,517

		899,926

	Commercial Mortgage-Backed Securities — 10.9%
1,005,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	997,671
1,050,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.667%, 6/11/2040(b)	1,035,264

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	$325,339
790,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.205%, 12/11/2049	786,282
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)	1,339,263
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.826%, 6/15/2038(b)	2,264,532
1,610,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.773%, 6/15/2039(b)	1,271,035
2,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	1,584,465
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.918%, 7/10/2038(b)	1,372,349
1,850,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, 3/10/2039	1,837,215
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	1,679,809
500,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	439,425
1,720,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	1,406,798
905,000	Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.741%, 8/12/2041(b)	915,228
530,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	464,579
4,675,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	4,209,497

		21,928,751

	Government Guaranteed — 3.5%
7,000,000	Citigroup Funding, Inc., 0.730%, 7/12/2012 (FDIC insured)(b)	7,012,005

	Government Owned — No Guarantee — 10.0%
6,000,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	6,111,132
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,659,171
5,000,000	Federal National Mortgage Association, 1.750%, 3/23/2011	5,074,620
3,420,000	Federal National Mortgage Association, 2.000%, 1/09/2012	3,478,793
3,500,000	Federal National Mortgage Association, 5.000%, 10/15/2011	3,791,351

		20,115,067

	Government Sponsored — 8.3%
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,835,584
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,057,330

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Government Sponsored — continued
$3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	$3,087,903
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,789,580

		16,770,397

	Hybrid ARMs — 2.0%
2,520,438	FNMA, 6.026%, 2/01/2037(b)	2,680,158
155,447	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 4.552%, 1/25/2037(b)	144,977
1,635,729	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.585%, 7/25/2035(b)	1,295,131

		4,120,266

	Mortgage Related — 42.4%
7,641,202	FHLMC 4.500%, with various maturities from 2024 to 2034(c)	7,905,107
4,963,789	FHLMC 5.000%, with various maturities from 2022 to 2023(c)	5,219,169
16,554,608	FHLMC 5.500%, with various maturities from 2011 to 2023(c)	17,657,952
4,567,515	FHLMC 6.000%, with various maturities from 2019 to 2021(c)	4,875,793
6,823,443	FHLMC 6.500%, with various maturities from 2014 to 2034(c)	7,305,738
170,340	FHLMC, 7.000%, 2/01/2016	183,190
18,922	FHLMC 7.500%, with various maturities from 2012 to 2026(c)	20,195
12,106	FHLMC, 8.000%, 9/01/2015	13,126
4,458	FHLMC, 10.000%, 7/01/2019	5,008
135,785	FHLMC 11.500%, with various maturities from 2015 to 2020(c)	147,665
9,529,069	FNMA 4.000%, with various maturities from 2018 to 2019(c)	9,920,956
852,857	FNMA, 4.500%, 9/01/2019	898,257
2,022,877	FNMA 5.500%, with various maturities from 2017 to 2036(c)	2,135,215
20,858,677	FNMA 6.000%, with various maturities from 2017 to 2034(c)	22,278,823
5,110,573	FNMA 6.500%, with various maturities from 2017 to 2037(c)	5,482,237
190,599	FNMA, 7.000%, 12/01/2022	206,674
408,201	FNMA 7.500%, with various maturities from 2015 to 2032(c)	453,493
59,846	FNMA 8.000%, with various maturities from 2015 to 2016(c)	65,044
94,838	GNMA, 6.000%, 12/15/2031	101,209
335,525	GNMA, 6.500%, 5/15/2031	362,574
289,911	GNMA, 7.000%, 10/15/2028	319,625
2,384	GNMA, 12.500%, 6/15/2014	2,707

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$43,467	GNMA 16.000%, with various maturities from 2011 to 2012(c)	$48,854
18,611	GNMA 17.000%, with various maturities in 2011(c)	20,765

		85,629,376

	Treasuries — 14.6%
4,693,937	U.S. Treasury Inflation Indexed Bond, 1.375%, 7/15/2018	4,646,998
15,782,916	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2013	15,748,383
8,600,000	U.S. Treasury Note, 3.625%, 12/31/2012	9,172,433

		29,567,814

	Total Bonds and Notes (Identified Cost $193,186,431)	200,297,389

Principal Amount
Short-Term Investments — 0.5%
998,373	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $998,373 on 10/01/2009, collateralized by $1,010,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $1,018,838 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $998,373)	998,373

	Total Investments — 99.6% (Identified Cost $194,184,804)(a)	201,295,762
	Other assets less liabilities—0.4%	742,177

	Net Assets — 100.0%	$202,037,939

(†)	See Note 2a Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2009, the net unrealized appreciation on investments based on a cost of $194,375,623 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,255,713
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,335,574)

	Net unrealized appreciation	$6,920,139

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Industry Summary at September 30, 2009 (Unaudited)

Mortgage Related	42.4%
Treasuries	14.6
Commercial Mortgage-Backed Securities	10.9
Government Owned — No Guarantee	10.0
Government Sponsored	8.3
Government Guaranteed	3.5
ABS Credit Card	3.4
ABS Car Loan	2.1
Hybrid ARMs	2.0
Other Investments, less than 2% each	1.9
Short-Term Investments	0.5

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.2% of Net Assets
Non-Convertible Bonds — 83.3%
	ABS Credit Card — 0.7%
$80,700,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	$83,481,495

	Aerospace & Defense — 0.1%
1,380,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,331,700
2,795,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	2,346,140
11,700,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	10,208,250

		13,886,090

	Airlines — 1.5%
825,000	American Airlines Pass Through Trust, Series 1999-1, Class B, 7.324%, 4/15/2011	822,938
3,245,000	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	3,431,360
432,651	American Airlines Pass Through Trust, Series 93A6, 8.040%, 9/16/2011	283,927
20,000,000	Continental Airlines, Inc., 9.000%, 7/08/2016	21,177,200
178,186	Continental Airlines, Inc., Series 1996-1, Class A, 6.940%, 4/15/2015	167,494
4,470,543	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	3,934,078
4,100,843	Continental Airlines, Inc., Series 1998-1, Class 1B, 6.748%, 9/15/2018	3,526,725
6,639,043	Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 2/02/2020	5,742,772
2,928,724	Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 9/15/2021	2,547,990
1,577,483	Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,467,060
7,140,073	Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	6,283,264
1,800,933	Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,663,360
2,336,738	Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	1,939,492
11,915,000	Continental Airlines, Inc., Series 2007-1, Class A, 5.983%, 4/19/2022	11,259,675
16,802,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	14,449,720
7,230,366	Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	6,742,316
3,145,000	Delta Air Lines, Inc., 144A, 9.500%, 9/15/2014	3,145,000
1,586,138	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	1,467,177
8,785,889	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	6,940,852
29,025,486	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	23,641,258
25,391,757	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017	18,838,398
1,500,000	Qantas Airways Ltd., 144A, 5.125%, 6/20/2013	1,499,738

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$32,710,000	Qantas Airways Ltd., 144A, 6.050%, 4/15/2016	$32,167,734
18,286,946	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	15,178,165

		188,317,693

	Automotive — 2.8%
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,637,400
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	2,032,387
3,100,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	493,759
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	9,036,180
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,091,190
5,700,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	8,927,273
17,816,000	Ford Motor Co., 6.375%, 2/01/2029	12,827,520
1,705,000	Ford Motor Co., 6.500%, 8/01/2018	1,357,606
500,000	Ford Motor Co., 6.625%, 2/15/2028	360,000
73,114,000	Ford Motor Co., 6.625%, 10/01/2028	52,642,080
1,940,000	Ford Motor Co., 7.125%, 11/15/2025	1,455,000
86,090,000	Ford Motor Co., 7.450%, 7/16/2031	69,732,900
800,000	Ford Motor Co., 7.500%, 8/01/2026	584,000
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	10,029,091
24,235,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	23,537,250
5,940,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	5,703,392
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	1,034,513
47,810,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	45,945,267
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	13,540,745
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	10,748,144
50,000,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	48,977,550
1,645,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,681,007
7,640,000	Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010, (EUR)	11,096,136
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,329,990
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,453,975

		354,254,355

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Banking — 6.7%
$67,925,000	AgriBank FCB, 9.125%, 7/15/2019(b)	$73,461,839
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	20,120,220
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	17,155,504
11,685,000	Bank of America Corp., 5.750%, 12/01/2017	11,663,698
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,613,503
1,006,000,000	Barclays Financial LLC, 144A, 4.160%, 2/22/2010, (THB)	30,547,351
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	48,079,779
17,310,000,000	Barclays Financial LLC, EMTN, 144A, 4.060%, 9/16/2010, (KRW)	14,832,316
135,000,000	Barclays Financial LLC, EMTN, 144A, 4.100%, 3/22/2010, (THB)	4,107,782
21,340,000,000	Barclays Financial LLC, EMTN, 144A, 4.460%, 9/23/2010, (KRW)	18,350,679
224,520,000,000	BNP Paribas SA, EMTN, 144A, Zero Coupon, 6/13/2011, (IDR)	19,592,361
2,165,000	Capital One Financial Corp., 6.150%, 9/01/2016	2,126,017
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	10,966,613
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	44,838,685
3,060,000	Citigroup, Inc., 5.850%, 12/11/2034	2,626,576
20,715,000	Citigroup, Inc., 5.875%, 2/22/2033	17,169,193
4,210,000	Citigroup, Inc., 5.875%, 5/29/2037	3,670,712
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	9,053,631
1,850,000	Citigroup, Inc., 6.125%, 8/25/2036	1,587,674
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	47,416,263
64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	63,907,520
1,285,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	1,351,708
30,775,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	31,760,754
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	93,532,605
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	7,435,720
109,312,000,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	9,820,549
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	18,538,900
599,726,100,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, (IDR)	53,879,169
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	48,908,106

Principal Amount (‡)	Description	Value (†)

	Banking — continued
76,496,404,750	JPMorgan Chase Bank, EMTN, 144A, Zero Coupon, 10/21/2010, (IDR)	$7,272,105
60,000,000	Kreditanstalt fuer Wiederaufbau, EMTN, 10.750%, 2/01/2010, (ISK)	394,065
800,000	Merrill Lynch & Co., Inc., Series C, 6.050%, 6/01/2034	747,001
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,331,621
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	28,398,256
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,364,596
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	5,689,681
2,255,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,283,783
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	26,468,212
5,050,000	Morgan Stanley, 5.125%, 11/30/2015, (GBP)	7,944,834
6,600,000	Morgan Stanley, 7.300%, 5/13/2019	7,261,808
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	8,353,642
2,900,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	2,889,003
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,304,530

		839,818,564

	Brokerage — 0.0%
4,000,000	Jefferies Group, Inc., 8.500%, 7/15/2019	4,233,472

	Building Materials — 1.0%
6,345,000	Masco Corp., 0.600%, 3/12/2010(c)	6,244,210
3,255,000	Masco Corp., 4.800%, 6/15/2015	2,987,045
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,047,389
13,440,000	Masco Corp., 6.125%, 10/03/2016	12,739,628
1,795,000	Masco Corp., 6.500%, 8/15/2032	1,452,365
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	18,474,728
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	29,481,436
44,212,000	USG Corp., 6.300%, 11/15/2016	37,580,200
14,155,000	USG Corp., 9.500%, 1/15/2018	13,659,575

		124,666,576

	Chemicals — 0.8%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	13,207,040
6,920,000	Borden, Inc., 8.375%, 4/15/2016	4,567,200
8,757,000	Borden, Inc., 9.200%, 3/15/2021	5,429,340

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Chemicals — continued
$38,140,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	$46,062,174
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	8,093,437
1,575,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	1,354,500
1,650,000	Koppers Holdings, Inc., (Step to 9.875% on 11/15/2009), Zero Coupon, 11/15/2014(d)	1,654,125
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	4,546,018
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,465,899
5,820,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	6,274,926

		97,654,659

	Construction Machinery — 0.9%
50,000,000	Case New Holland, Inc., 144A, 7.750%, 9/01/2013	49,750,000
7,965,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	8,732,165
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,327,777
1,645,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	1,587,425
3,225,000	Terex Corp., 8.000%, 11/15/2017	2,958,937
18,243,000	United Rentals North America, Inc., 7.000%, 2/15/2014	15,871,410
1,630,000	United Rentals North America, Inc., 7.750%, 11/15/2013	1,467,000
26,935,000	United Rentals North America, Inc., 144A, 10.875%, 6/15/2016	28,820,450

		110,515,164

	Consumer Cyclical Services — 0.8%
101,985,000	Western Union Co. (The), 6.200%, 11/17/2036	102,376,826

	Consumer Products — 0.1%
9,860,000	Whirlpool Corp., 8.000%, 5/01/2012	10,642,904
5,915,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	6,616,667

		17,259,571

	Distributors — 0.0%
1,500,000	EQT Corp., 8.125%, 6/01/2019	1,712,055

	Diversified Manufacturing — 0.7%
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,414,915
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	512,143
9,950,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	13,444,565
4,250,000	Textron, Inc., 5.600%, 12/01/2017	3,957,370
30,350,000	Textron, Inc., 6.200%, 3/15/2015	30,470,156
20,485,000	Textron, Inc., 7.250%, 10/01/2019	20,758,229

Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — continued
15,630,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	$20,732,656

		91,290,034

	Electric — 3.5%
4,020,000	AES Corp. (The), 7.750%, 3/01/2014	4,050,150
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(b)	8,982,649
8,752,194	AES Ironwood LLC, 8.857%, 11/30/2025	8,030,138
1,113,141	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,049,135
70,811,970	Bruce Mansfield Unit, 6.850%, 6/01/2034(b)	69,153,554
3,552,768	CE Generation LLC, 7.416%, 12/15/2018	3,453,756
32,125,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	31,076,440
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	8,681,750
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	925,000
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,976,725
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	426,250
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	6,970,425
4,744,113	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	4,708,532
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	68,068,000
250,000	Empresa Nacional de Electricidad SA, (Endesa-Chile), 8.350%, 8/01/2013	288,553
4,875,000	Empresa-Chile Overseas Co., 7.875%, 2/01/2027	5,403,474
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	619,791
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	5,064,736
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	14,280,750
955,000	NiSource Finance Corp., 5.400%, 7/15/2014	970,488
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	43,369,009
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,456,250
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,837,500
1,442,125	Quezon Power (Philippines) Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,348,387
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	24,630,787
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	757,756
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	471,600

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	$9,169,107
46,215,000	TXU Corp., Series P, 5.550%, 11/15/2014	31,539,288
101,030,000	TXU Corp., Series Q, 6.500%, 11/15/2024	46,728,396
6,245,000	TXU Corp., Series R, 6.550%, 11/15/2034	2,809,076
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)	6,295,688
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)	7,979,138
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(b)	3,522,932

		435,095,210

	Entertainment — 0.2%
25,544,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	26,984,554

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 144A, 10.500%, 9/15/2039	20,368,400

	Food & Beverage — 1.1%
48,729,000	Anheuser-Busch Inbev Worldwide, Inc., 144A, 5.375%, 11/15/2014	51,993,356
2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	1,970,325
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	23,934,771
9,916,000	Kraft Foods, Inc., 6.500%, 8/11/2017	10,726,613
27,245,000	Kraft Foods, Inc., 7.000%, 8/11/2037	30,349,867
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032	14,373,666
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	793,712

		134,142,310

	Government Owned — No Guarantee — 0.3%
26,435,000	Abu Dhabi National Energy Co., 144A, 7.250%, 8/01/2018	28,316,564
12,100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	10,641,817

		38,958,381

	Government Sponsored — 0.4%
66,595,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	49,644,479

	Health Insurance — 0.6%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	13,580,249
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,005,432
6,700,000	Unum Group, 7.125%, 9/30/2016	6,779,033
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037	54,298,700

		76,663,414

Principal Amount (‡)	Description	Value (†)

	Healthcare — 3.8%
$2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	$2,771,913
8,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	8,343,163
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	15,127,287
17,785,000	HCA, Inc., 5.750%, 3/15/2014	15,695,262
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,629,000
17,035,000	HCA, Inc., 6.375%, 1/15/2015	15,161,150
49,350,000	HCA, Inc., 6.500%, 2/15/2016	43,798,125
2,074,000	HCA, Inc., 6.750%, 7/15/2013	1,985,855
14,405,000	HCA, Inc., 7.050%, 12/01/2027	10,925,055
10,944,000	HCA, Inc., 7.190%, 11/15/2015	10,136,803
20,077,000	HCA, Inc., 7.500%, 12/15/2023	16,207,520
18,780,000	HCA, Inc., 7.500%, 11/06/2033	14,531,532
43,278,000	HCA, Inc., 7.690%, 6/15/2025	35,144,116
30,985,000	HCA, Inc., 8.360%, 4/15/2024	25,213,672
13,545,000	HCA, Inc., MTN, 7.580%, 9/15/2025	10,958,460
9,277,000	HCA, Inc., MTN, 7.750%, 7/15/2036	7,271,266
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	11,906,380
176,070,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	199,504,565
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	2,939,271
31,009,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	24,187,020
1,570,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	1,554,300
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	4,973,469

		481,965,184

	Home Construction — 1.8%
2,840,000	Centex Corp., 5.250%, 6/15/2015	2,804,500
43,470,000	D.R. Horton, Inc., 5.250%, 2/15/2015	40,535,775
4,335,000	D.R. Horton, Inc., 5.625%, 9/15/2014	4,183,275
1,625,000	D.R. Horton, Inc., 6.500%, 4/15/2016	1,598,594
16,160,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	15,109,600
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,067,862

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	$4,780,400
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	1,489,950
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,037,400
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015	3,670,800
16,075,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	12,056,250
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	4,590,400
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	1,942,200
1,685,000	KB Home, 5.750%, 2/01/2014	1,617,600
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	7,860,450
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	5,543,775
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	11,032,125
2,720,000	Lennar Corp., Series B, 5.125%, 10/01/2010	2,713,200
16,755,000	Lennar Corp., Series B, 5.500%, 9/01/2014	15,665,925
5,970,000	Lennar Corp., Series B, 5.600%, 5/31/2015	5,507,325
23,885,000	Lennar Corp., Series B, 6.500%, 4/15/2016	22,451,900
4,240,000	Pulte Homes, Inc., 5.200%, 2/15/2015	4,028,000
46,260,000	Pulte Homes, Inc., 6.000%, 2/15/2035	34,926,300
13,190,000	Pulte Homes, Inc., 6.375%, 5/15/2033	10,156,300
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	4,082,009
1,749,000	Toll Corp., 8.250%, 12/01/2011	1,783,980

		232,235,895

	Independent Energy — 1.3%
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	49,982,986
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,634,186
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	13,441,375
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	20,194,100
15,054,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	12,269,010
3,000,000	Connacher Oil and Gas Ltd., 144A, 11.750%, 7/15/2014	3,195,000
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	6,137,775
1,805,000	Penn Virginia Corp., 10.375%, 6/15/2016	1,949,400

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	$6,631,738
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,679,591
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,164,290
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,174,130
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	8,820,118
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	24,748,475

		161,022,174

	Industrial Other — 0.2%
2,590,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013	2,541,438
20,000,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	16,000,000

		18,541,438

	Life Insurance — 0.2%
2,455,000	American International Group, Inc., MTN, 5.450%, 5/18/2017	1,779,605
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	1,603,228
13,750,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	9,955,110
1,500,000	MetLife, Inc., 6.400%, 12/15/2066	1,267,500
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	11,592,100

		26,197,543

	Local Authorities — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	92,012,261

	Media Cable — 2.4%
47,035,000	Comcast Corp., 5.650%, 6/15/2035	45,490,794
12,560,000	Comcast Corp., 6.500%, 11/15/2035	13,383,773
161,264,000	Comcast Corp., 6.950%, 8/15/2037	179,996,749
400,000	CSC Holdings, Inc., 7.875%, 2/15/2018	408,000
2,540,000	CSC Holdings, Inc., 144A, 8.500%, 4/15/2014	2,667,000
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	23,969,503
10,000,000	Shaw Communications, Inc., 5.700%, 3/02/2017, (CAD)	9,743,800
17,959,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	19,840,385
2,720,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	2,794,800
5,070,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	8,386,219

		306,681,023

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.6%
$225,000	Intelsat Corp., 6.875%, 1/15/2028	$186,750
46,000,000	News America, Inc., 6.150%, 3/01/2037	45,008,562
11,140,000	News America, Inc., 6.200%, 12/15/2034	10,960,390
14,360,000	News America, Inc., 6.400%, 12/15/2035	14,486,052
4,335,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(e)	249,263
1,910,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(e)	109,825
470,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(e)	27,025
4,845,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(e)	278,587

		71,306,454

	Metals & Mining — 0.8%
400,000	Alcoa, Inc., 5.550%, 2/01/2017	388,297
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	9,052,680
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,423,743
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	3,776,678
9,785,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	8,219,400
65,000	ArcelorMittal, 6.125%, 6/01/2018	64,035
10,850,000	ArcelorMittal USA Partnership, 9.750%, 4/01/2014	11,365,375
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	1,773,000
29,436,000	Rio Tinto Finance (USA) Ltd., 8.950%, 5/01/2014	34,739,985
1,730,000	Teck Resources Ltd., 10.250%, 5/15/2016	1,954,900
1,000,000	Teck Resources Ltd., 10.750%, 5/15/2019	1,162,500
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,537,944
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,529,210
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	15,783,714

		103,771,461

	Non-Captive Consumer — 3.2%
4,900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	3,401,712
229,130,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	160,249,168
109,950(†††)	SLM Corp., 6.000%, 12/15/2043	1,553,318
20,590,000	SLM Corp., MTN, 5.050%, 11/14/2014	15,135,565
2,160,000	SLM Corp., MTN, 5.125%, 8/27/2012	1,848,256

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	$5,055,139
7,160,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	6,957,114
52,268,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	41,608,412
37,670,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	28,068,407
14,075,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	8,826,784
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	16,345,826
23,420,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	17,925,153
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,282,581
28,150,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	17,667,869
6,100,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(b)(f)	4,129,285
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	75,810,350

		405,864,939

	Non-Captive Diversified — 6.7%
90,000	CIT Group, Inc., 4.750%, 12/15/2010	62,174
599,000	CIT Group, Inc., 5.400%, 2/13/2012	393,140
365,000	CIT Group, Inc., 5.400%, 1/30/2016	230,098
1,381,000	CIT Group, Inc., 5.600%, 4/27/2011	940,322
3,581,000	CIT Group, Inc., 5.800%, 10/01/2036	2,147,490
7,000	CIT Group, Inc., 5.850%, 9/15/2016	4,412
15,060,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	13,773,772
15,150,000	CIT Group, Inc., EMTN, 4.650%, 9/19/2016, (EUR)	12,747,599
10,500,000	CIT Group, Inc., EMTN, 5.500%, 12/20/2016, (GBP)	9,564,935
60,000	CIT Group, Inc., GMTN, 4.250%, 2/01/2010	43,258
18,360,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	17,060,600
2,533,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	1,618,025
4,855,000	CIT Group, Inc., GMTN, 5.000%, 5/13/2014, (EUR)	4,191,690
341,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	218,397
20,730,000	CIT Group, Inc., MTN, 4.250%, 3/17/2015, (EUR)	17,594,430
3,065,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	1,963,491
20,350,000	CIT Group, Inc., MTN, 5.500%, 12/01/2014, (GBP)	19,188,203
934,000	CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036	539,609

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$586,000	CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017	$366,430
75,990,000	CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012	49,493,123
12,860,000	GATX Corp., 8.750%, 5/15/2014	14,470,779
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,204,489
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	54,759,040
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	44,058,413
30,350,000	General Electric Capital Corp., Series A, GMTN, 6.625%, 2/04/2010, (NZD)	22,042,764
2,000,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,465,160
15,305,000	General Electric Capital Corp., Series A, MTN, 0.809%, 5/13/2024(c)	10,674,136
115,000,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012, (SGD)	78,965,605
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	167,851,159
43,074,000	GMAC, Inc., 144A, 5.375%, 6/06/2011	39,735,765
3,390,000	GMAC, Inc., 144A, 5.750%, 9/27/2010	3,271,350
34,490,000	GMAC, Inc., 144A, 6.000%, 12/15/2011	31,903,250
311,000	GMAC, Inc., 144A, 6.625%, 12/17/2010	298,560
15,206,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	13,989,520
22,211,000	GMAC, Inc., 144A, 6.750%, 12/01/2014	18,879,350
4,169,000	GMAC, Inc., 144A, 6.875%, 9/15/2011	3,939,705
2,947,000	GMAC, Inc., 144A, 6.875%, 8/28/2012	2,711,240
7,702,000	GMAC, Inc., 144A, 7.000%, 2/01/2012	7,162,860
17,038,000	GMAC, Inc., 144A, 7.500%, 12/31/2013	14,908,250
32,711,000	GMAC, Inc., 144A, 8.000%, 12/31/2018	24,696,805
25,955,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	20,893,775
4,950,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	4,017,538
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	20,695,290
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010	4,841,169
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	1,836,100
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	13,185,900
1,530,000	iStar Financial, Inc., 5.700%, 3/01/2014	826,200
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	2,868,400

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	$2,515,838
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	4,848,250
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	2,246,750
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	22,131,900
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	1,210,400
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	25,427,700

		840,674,608

	Oil Field Services — 2.4%
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	10,887,107
127,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	151,599,777
22,930,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	22,471,400
3,003,000	Rowan Cos., Inc., 7.875%, 8/01/2019	3,228,765
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,816,261
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,128,076
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,327,939
71,937,000	Weatherford International Ltd., 9.625%, 3/01/2019	90,052,823

		307,512,148

	Packaging — 0.3%
2,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	3,477,649
1,750,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,535,252
33,261,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	33,344,152

		39,357,053

	Packaging & Containers — 0.0%
4,445,000	XL Capital Ltd., 6.250%, 5/15/2027	3,929,993
1,425,000	XL Capital Ltd., 6.375%, 11/15/2024	1,150,706

		5,080,699

	Paper — 2.4%
7,955,000	Domtar Corp., 5.375%, 12/01/2013	7,656,687
12,430,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	11,062,700
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	10,444,500
120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015	121,200
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	39,031,000

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$16,475,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	$16,310,250
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	18,561,780
154,533,000	International Paper Co., 7.950%, 6/15/2018	167,507,282
3,100,000	International Paper Co., 9.375%, 5/15/2019	3,629,778
3,995,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(e)	2,831,456
100,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(e)	71,000
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	14,220,641
17,355,000	Westvaco Corp., 8.200%, 1/15/2030	17,022,912

		308,471,186

	Pharmaceuticals — 0.7%
41,300,000	Elan Finance PLC, 8.875%, 12/01/2013	41,609,750
50,820,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	51,772,875

		93,382,625

	Pipelines — 2.3%
19,745,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	17,883,659
15,685,000	El Paso Corp., 6.950%, 6/01/2028	13,047,661
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,288,215
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	687,839
1,000,000	El Paso Energy Corp., GMTN, 7.750%, 1/15/2032	916,198
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,470,176
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,460,714
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	14,190,568
5,100,000	Florida Gas Transmission Co., 144A, 7.900%, 5/15/2019	6,083,887
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	471,498
47,310,000	Maritimes & Northeast Pipeline LLC, 144A 7.500%, 5/31/2014(b)	49,759,712
81,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	91,425,401
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,649,591
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	21,558,076
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	47,113,483
250,000	Transportadora de Gas del Sur SA, 144A, 7.875%, 5/14/2017	215,000
600,000	Williams Cos., Inc., 7.875%, 9/01/2021	648,997
965,000	Williams Cos., Inc., Senior Note, 7.750%, 6/15/2031	1,011,878

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$4,030,000	Williams Cos., Inc., Series A, 7.500%, 1/15/2031	$4,116,169

		288,998,722

	Property & Casualty Insurance — 0.4%
4,785,000	Allstate Corp., 5.950%, 4/01/2036	5,076,478
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,768,148
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	12,348,265
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	10,178,302
666,000	Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	834,591
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033	2,675,200
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	10,968,395

		44,849,379

	Railroads — 0.4%
2,700,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,599,431
16,410,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	16,191,977
25,430,000	CSX Corp., MTN, 6.000%, 10/01/2036	26,225,094
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	784,040

		45,800,542

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,192,250

	REITs — 1.1%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	1,927,203
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	26,444,836
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,714,737
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,220,051
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	41,663,122
4,135,000	ProLogis, 5.625%, 11/15/2015	3,757,520
1,000,000	ProLogis, 5.625%, 11/15/2016	897,268
1,967,000	ProLogis, 5.750%, 4/01/2016	1,759,440
1,002,000	ProLogis, 6.625%, 5/15/2018	925,239
1,500,000	Simon Property Group LP, 5.250%, 12/01/2016	1,478,551
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,012,269
550,000	Simon Property Group LP, 5.875%, 3/01/2017	560,894

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$1,890,000	Simon Property Group LP, 6.100%, 5/01/2016	$1,942,446
450,000	Simon Property Group LP, 6.125%, 5/30/2018	453,409
46,015,000	WEA Finance LLC/WT Finance Australia Pty Ltd., 144A, 6.750%, 9/02/2019	46,544,126

		140,301,111

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	902,678

	Retailers — 2.6%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	6,656,080
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	3,255,392
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,057,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	310,250
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	2,211,125
123,940,000	Home Depot, Inc., 5.875%, 12/16/2036	120,247,332
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,427,050
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	584,200
3,330,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	2,963,700
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,188,000
72,470,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	59,787,750
13,935,000	Lowe’s Cos., Inc., 6.650%, 9/15/2037	16,186,227
20,564,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	16,201,224
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	8,948,340
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	1,865,666
6,365,000	Marks & Spencer PLC, 144A, 7.125%, 12/01/2037	5,946,100
25,856,000	Target Corp., 7.000%, 1/15/2038	30,261,242
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	28,427,250
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,020,800
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,705,150

		329,250,378

	Sovereigns — 4.8%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	10,668,096
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	968,368

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	$21,692,777
2,350,305(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	16,941,629
2,037,000(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	16,086,822
18,686,981(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	135,766,863
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	72,479,088
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	9,472,392
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	57,282,904
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	30,724,769
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	86,954,249
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	66,958,681
1,400,000,000	Republic of Iceland, Zero Coupon, 11/16/2009, (ISK)	8,948,981
2,981,242,000	Republic of Iceland, 7.000%, 3/17/2010, (ISK)	19,220,356
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	20,374,442
1,700,700,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	11,108,753
3,090,910,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	21,417,015
4,020,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	4,967,203

		612,033,388

	Supermarkets — 0.8%
2,000,000	American Stores Co., 7.900%, 5/01/2017	1,880,000
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	62,505,660
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,963,400
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,393,263
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,374,100
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	10,229,445

		97,345,868

	Supranational — 2.1%
175,000,000	Eurofima, EMTN, 11.000%, 2/05/2010, (ISK)	1,143,981
128,250,000	European Investment Bank, Zero Coupon, 3/10/2021, (AUD)	57,324,818
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	9,683,951
413,529,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	30,455,245
134,330,000	European Investment Bank, EMTN, 144A, 4.600%, 1/30/2037, (CAD)	110,510,311

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Supranational — continued
11,330,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	$8,568,406
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	17,459,258
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	17,580,802
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	5,662,242
1,385,900,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	9,036,783

		267,425,797

	Technology — 2.4%
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	43,399,891
41,104,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	31,290,420
5,040,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,836,700
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,156,631
10,725,000	Amkor Technology, Inc., 7.750%, 5/15/2013	10,725,000
1,225,000	Amkor Technology, Inc., 9.250%, 6/01/2016	1,261,750
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,592,172
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	31,320,872
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	36,683,223
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	11,921,995
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,644,615
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,356,965
6,150,000	Corning, Inc., 6.850%, 3/01/2029	6,275,712
4,725,000	Corning, Inc., 7.250%, 8/15/2036	4,985,229
2,900,000	Eastman Kodak Co., 7.250%, 11/15/2013	2,378,000
11,626,000	Equifax, Inc., 7.000%, 7/01/2037	11,421,917
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	4,182,850
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	5,347,373
475,000	Motorola, Inc., 6.000%, 11/15/2017	455,012
9,345,000	Motorola, Inc., 6.500%, 9/01/2025	7,897,319
21,299,000	Motorola, Inc., 6.500%, 11/15/2028	17,567,650
18,715,000	Motorola, Inc., 6.625%, 11/15/2037	15,673,813
250,000	Motorola, Inc., 7.500%, 5/15/2025	225,000
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	5,236,000

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	$3,295,600
285,000	Samsung Electronics Co. Ltd., 144A, 7.700%, 10/01/2027	316,156
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	21,331,005
4,795,000	Xerox Corp., 5.500%, 5/15/2012	5,027,850
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	1,877,977

		300,684,697

	Tobacco — 1.4%
29,189,000	Altria Group, Inc., 8.500%, 11/10/2013	33,854,570
59,268,000	Altria Group, Inc., 9.250%, 8/06/2019	72,422,888
1,375,000	Altria Group, Inc., 9.700%, 11/10/2018	1,707,828
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	55,023,858
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	13,271,588

		176,280,732

	Transportation Services — 0.4%
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(b)	8,586,202
16,030,016	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 1/02/2014	13,625,513
8,904,345	Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 7/02/2020	6,945,389
265,928	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 1/02/2011	244,654
11,454,101	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 7/02/2016	8,590,576
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 7/02/2012(g)	3,321,189
4,917,945	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017	4,376,971
6,862,758	Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)	4,803,931
3,970,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	3,716,357

		54,210,782

	Treasuries — 8.8%
297,140,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	278,284,453
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	124,378,182
65,260,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	63,766,636
101,755,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	100,015,761
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	166,444,642
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	25,728,290
75,385,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	76,842,497

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	$16,764,390
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	80,513,554
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	40,669,013
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	66,620,872
262,545,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	50,068,092
25,000,000	U.S. Treasury Note, 3.125%, 5/15/2019	24,599,600

		1,114,695,982

	Wireless — 1.6%
8,524,000	ALLTEL Corp., 6.800%, 5/01/2029	9,355,721
29,102,000	ALLTEL Corp., Senior Note, 7.875%, 7/01/2032	35,825,144
29,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	26,597,412
15,931,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	14,776,003
42,310,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	37,444,350
2,085,000	Rogers Wireless, Inc., 7.625%, 12/15/2011, (CAD)	2,152,127
2,525,000	Rogers Wireless, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,787,438
21,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	17,690,310
18,070,000	Sprint Capital Corp., 6.900%, 5/01/2019	16,172,650
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	5,915,700
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	10,093,283
400,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	374,000
29,435,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	28,257,600

		207,441,738

	Wirelines — 4.3%
10,245,000	AT&T Corp., 6.500%, 3/15/2029	10,649,186
101,060,000	AT&T, Inc., 6.500%, 9/01/2037	108,589,677
5,650,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	5,734,750
4,370,000	Bell Canada, MTN, 144A, 6.550%, 5/01/2029, (CAD)	4,018,776
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	8,439,636
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	29,342,036
860,000	BellSouth Corp., 6.550%, 6/15/2034	920,540
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	2,695,821
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	150,350

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$270,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	$271,350
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,568,859
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	32,174,750
10,555,000	GTE Corp., 6.940%, 4/15/2028	11,348,609
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(e)	656
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,874,110
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,649,543
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	26,921,050
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	11,465,063
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,797,024
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	13,435,537
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	25,835,012
42,460,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	32,057,300
12,463,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	10,531,235
33,130,000	Qwest Corp., 6.875%, 9/15/2033	26,835,300
3,075,000	Qwest Corp., 7.200%, 11/10/2026	2,567,625
3,999,000	Qwest Corp., 7.250%, 9/15/2025	3,449,138
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,082,080
5,470,000	SK Broadband Co. Ltd., 144A, 7.000%, 2/01/2012	5,634,100
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	22,421,987
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	20,062,886
6,030,000	Telefonica Emisiones SAU, 5.877%, 7/15/2019	6,551,691
20,895,000	Telefonica Emisiones SAU, Guaranteed Note, 7.045%, 6/20/2036	24,727,268
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	30,282,279
37,101,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	37,351,729
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,301,487
6,835,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	7,494,605
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	4,861,501

		548,094,546

	Total Non-Convertible Bonds (Identified Cost $10,495,755,268)	10,534,908,583

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 5.4%
	Airlines — 0.0%
$2,800,000	AMR Corp., 6.250%, 10/15/2014	$2,957,500

	Diversified Manufacturing — 0.0%
3,520,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,596,000

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,058,750

	Healthcare — 0.3%
26,280,000	Affymetrix, Inc., 3.500%, 1/15/2038	21,155,400
1,135,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d)	927,862
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	13,115,462
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	166,250
250,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	212,188
3,650,000	Omnicare, Inc., 3.250%, 12/15/2035	2,801,375

		38,378,537

	Independent Energy — 0.0%
860,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	642,850
3,130,000	Penn Virginia Corp., 4.500%, 11/15/2012	2,817,000

		3,459,850

	Industrial Other — 0.3%
30,860,000	Incyte Corp., 3.500%, 2/15/2011	30,088,500

	Lodging — 0.2%
30,418,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	27,946,537

	Media Non-Cable — 0.0%
7,761,687	Liberty Media LLC, 3.500%, 1/15/2031	4,763,735

	Metals & Mining — 0.2%
2,250,000	ArcelorMittal, 5.000%, 5/15/2014	3,248,438
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,180,000
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	17,919,300

		22,347,738

	Non-Captive Diversified — 0.2%
44,035,000	iStar Financial, Inc., 1.097%, 10/01/2012(c)	22,017,500

	Oil Field Services — 0.0%
1,300,000	Transocean, Inc., Series B, 1.500%, 12/15/2037	1,254,500
535,000	Transocean, Inc., Series C, 1.500%, 12/15/2037	509,588

		1,764,088

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 0.9%
$635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	$878,681
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	51,943,700
1,600,000	Kendle International, Inc., 3.375%, 7/15/2012	1,412,000
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	22,198,358
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	30,373,927

		106,806,666

	REITs — 0.1%
6,469,000	ProLogis, 1.875%, 11/15/2037	5,522,909
5,920,000	ProLogis, 2.250%, 4/01/2037	5,335,400

		10,858,309

	Technology — 2.3%
14,075,000	Advanced Micro Devices, Inc., 5.750%, 8/15/2012	11,805,406
850,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	636,438
1,100,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	918,500
220,000	Ciena Corp., 0.250%, 5/01/2013	175,725
8,970,000	Ciena Corp., 0.875%, 6/15/2017	6,178,087
2,050,000	Intel Corp., 2.950%, 12/15/2035	1,829,625
220,000,000	Intel Corp., 144A, 3.250%, 8/01/2039	235,125,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	7,530,044
3,880,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	3,681,150
3,730,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(b)	3,394,300
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(e)	409,750
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(e)	16,921,850
311,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	276,790

		288,882,665

	Textile — 0.0%
103,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	84,460

	Wireless — 0.1%
16,157,000	NII Holdings, Inc., 3.125%, 6/15/2012	14,117,179

	Wirelines — 0.8%
34,645,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	27,542,775
13,484,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	12,000,760

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$54,075,000	Level 3 Communications, Inc., 144A 7.000%, 3/15/2015(b)	$57,319,500
2,470,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	2,439,125
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	1,008,750

		100,310,910

	Total Convertible Bonds (Identified Cost $661,125,834)	679,438,924

Municipals — 0.5%
	California — 0.3%
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,358,456
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, 3.750%, 8/01/2028	3,489,831
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	5,038,484
14,415,000	State of California, 4.500%, 10/01/2029	13,720,629
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,967,302
3,620,000	State of California, 4.500%, 8/01/2030	3,427,597
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,183,101
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	11,540,839

		44,726,239

	Illinois — 0.0%
1,725,000	Chicago O’Hare International Airport, Series A, (FSA insured), 4.500%, 1/01/2038	1,711,252

	Michigan — 0.1%
12,850,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(b)	10,273,061

	Nebraska — 0.1%
6,230,000	Omaha Public Power District, Series AA, (FGIC insured), 4.500%, 2/01/2034	6,341,766

	Wisconsin — 0.0%
835,000	Wisconsin Housing & Economic Development Authority, Series E, 4.900%, 11/01/2035	835,376

	Total Municipals (Identified Cost $63,889,351)	63,887,694

	Total Bonds and Notes (Identified Cost $11,220,770,453)	11,278,235,201

Bank Loans — 0.7%
	Airlines — 0.1%
5,645,000	Delta Air Lines, Inc., Secured Term Loan, 9/27/2013(h)	5,602,662

	Energy — 0.1%
12,839,630	ATP Oil & Gas Corp., Tranche B-1 Term Loan, 8.500%, 7/15/2014(i)	11,767,521

Principal Amount (‡)	Description	Value (†)

	Energy — continued
$3,384,895	ATP Oil & Gas Corp., Tranche B2 Term Loan, 9.000%, 1/15/2011(i)	$3,102,256

		14,869,777

	Media Non-Cable — 0.1%
30,120,849	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(e)(i)	12,738,710
2,797,946	Tribune Co., Term Loan X, 5.000%, 6/04/2009(e)(i)(l)	1,358,766

		14,097,476

	Oil Field Services — 0.0%
2,485,000	Dresser, Inc., Second Lien Term Loan, 5.994%, 5/04/2015(i)	2,149,525
1,230,373	Dresser, Inc., Term Loan, 2.679%, 5/04/2014(i)	1,150,399

		3,299,924

	Retailers — 0.0%
1,520,647	Harbor Freight Tools USA, Inc., Tranche C Term Loan, 9.750%, 2/12/2013(i)	1,528,250

	Technology — 0.2%
6,799,473	Nuance Communications, Inc., Incremental Term Loan, 2.250%, 3/29/2013(i)	6,495,536
512,748	Nuance Communications, Inc., Term Loan, 2.250%, 3/31/2013(i)	489,829
433,064	Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(i)	404,806
12,001,044	Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(i)	11,683,016

		19,073,187

	Wirelines — 0.2%
1,985,000	Fairpoint Communications, Inc., Initial Term Loan A, 3/31/2014(h)	1,493,713
1,990,879	Fairpoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(i)	1,498,136
3,970,000	Fairpoint Communications, Inc., Initial Term Loan B, 3/31/2015(h)	2,983,693
8,087,742	Fairpoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(i)	6,078,423
16,952,315	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(i)(j)	10,459,579
5,395,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(i)	4,767,831

		27,281,375

	Total Bank Loans (Identified Cost $97,112,789)	85,752,651

Shares
Common Stocks — 2.8%
	Biotechnology — 0.3%
1,732,629	EPIX Pharmaceuticals, Inc.(g)	24,257
5,111	EPIX Pharmaceuticals, Inc., Contingent Value Rights(g)	—
867,059	Vertex Pharmaceuticals, Inc.(g)	32,861,536

		32,885,793

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(g)	16,998,207

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	4,446,550

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	$632,961

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	50,062,914

	Household Durables — 0.1%
477,725	KB Home	7,935,012
549,450	Lennar Corp., Class A	7,829,663

		15,764,675

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	24,037,703
141,249	Spectra Energy Corp.	2,675,256

		26,712,959

	Pharmaceuticals — 1.3%
7,238,800	Bristol-Myers Squibb Co.	163,017,776
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	115,681

		163,133,457

	REITs — 0.3%
290,904	Apartment Investment & Management Co., Class A	4,290,834
889,730	Associated Estates Realty Corp.	8,559,202
201,557	Developers Diversified Realty Corp.	1,862,387
460,000	Equity Residential	14,122,000
122,402	Simon Property Group, Inc.	8,498,371

		37,332,794

	Thrifts & Mortgage Finance — 0.1%
4,794,025	Federal Home Loan Mortgage Corp.(g)(k)	8,629,245

	Total Common Stocks (Identified Cost $448,488,257)	356,599,555

Preferred Stocks — 1.5%
Convertible Preferred Stocks — 1.1%
	Automotive — 0.3%
1,458,359	Ford Motor Co. Capital Trust II, 6.500%	43,925,773

	Capital Markets — 0.1%
183,851	Newell Financial Trust I, 5.250%	6,503,729

	Commercial Banks — 0.0%
5,933	Wells Fargo & Co., Series L, Class A, 7.500%	5,298,169

	Diversified Consumer Services — 0.0%
6	Six Flags, Inc., 7.250%(g)	3

	Diversified Financial Services — 0.2%
16,622	Bank of America Corp., Series L, 7.250%	14,128,700
2,144	CIT Group, Inc., 8.750%	13,272
161,133	Sovereign Capital Trust IV, 4.375%	4,874,273

		19,016,245

	Electric Utilities — 0.2%
380,577	AES Trust III, 6.750%	16,769,174

Shares	Description	Value (†)

	Electric Utilities — continued
107,725	CMS Energy Trust I, 7.750%(b)(f)	$3,770,375

		20,539,549

	Machinery — 0.0%
171,240	United Rentals Trust I, 6.500%	4,259,595

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,333,266
158,777	El Paso Energy Capital Trust I, 4.750%	5,309,106

		9,642,372

	REITs — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 7.800%	491,050

	Semiconductors & Semiconductor Equipment — 0.2%
32,320	Lucent Technologies Capital Trust I, 7.750%	24,724,800

	Total Convertible Preferred Stocks (Identified Cost $149,943,789)	134,401,285

Non-Convertible Preferred Stocks — 0.4%
	Diversified Financial Services — 0.2%
35,000	Bank of America Corp., 6.375%	628,250
250,146	CIT Group, Inc., 6.350%	637,872
36,916	Preferred Blocker, Inc., 144A, 7.000%	21,467,810

		22,733,932

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	28,357

	Thrifts & Mortgage Finance — 0.2%
389,800	Countrywide Capital IV, 6.750%	7,862,266
75,100	Federal Home Loan Mortgage Corp., 5.000%(g)(k)	199,015
1,741,500	Federal Home Loan Mortgage Corp., 5.570%(g)(k)	2,786,400
444,350	Federal Home Loan Mortgage Corp., 5.660%(g)(k)	733,178
120,695	Federal Home Loan Mortgage Corp., 5.700%(g)(k)	310,186
283,000	Federal Home Loan Mortgage Corp., 5.790%(g)(k)	752,780
81,450	Federal Home Loan Mortgage Corp., 5.810%(g)(k)	222,359
219,750	Federal Home Loan Mortgage Corp., 5.900%(g)(k)	373,575
96,600	Federal Home Loan Mortgage Corp., 6.000%(g)(k)	284,970
89,300	Federal Home Loan Mortgage Corp., 6.420%(g)(k)	267,900
392,116	Federal Home Loan Mortgage Corp., 6.550%(g)(k)	713,651

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
3,856,103	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(g)(k)	$6,979,546
192,100	Federal National Mortgage Association, 4.750%(g)(k)	489,855
144,900	Federal National Mortgage Association, 5.125%(g)(k)	385,434
104,850	Federal National Mortgage Association, 5.375%(g)(k)	297,774
56,600	Federal National Mortgage Association, 5.810%(g)(k)	157,914
87,300	Federal National Mortgage Association, 6.750%(g)(k)	137,061
250,000	Federal National Mortgage Association, 8.250%(g)(k)	395,000
6,747,525	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(g)(k)	10,863,515

		34,212,379

	Total Non-Convertible Preferred Stocks (Identified Cost $304,384,624)	56,974,668

	Total Preferred Stocks (Identified Cost $454,328,413)	191,375,953

Closed-End Investment Companies — 0.2%
191,930	BlackRock Senior High Income Fund, Inc.	658,320
1,033,275	Dreyfus High Yield Strategies	3,668,126
88,955	DWS High Income Trust	730,321
860,000	Highland Credit Strategies Fund	5,461,000
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,054,719
28,322	Van Kampen High Income Trust II	391,693
2,055,800	Western Asset High Income Opportunity Fund, Inc.	11,964,756
1,217,820	Western Asset Managed High Income Fund, Inc.	7,355,633

	Total Closed-End Investment Companies (Identified Cost $40,372,606)	31,284,568

Exchange Traded Funds — 0.5%
292,043	iShares iBoxx $ High Yield Corporate Bond Fund	25,217,913
837,667	SPDR Barclays Capital High Yield Bond Fund	32,241,803

	Total Exchange Traded Funds (Identified Cost $53,154,775)	57,459,716

Warrants — 0.0%
	Pharmaceuticals — 0.0%
574,624	Valeant Pharmaceuticals International(f)(g) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 4.1%
$84,269	Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000% to be repurchased at $84,269 on 10/01/2009, collateralized by $90,000 U.S. Treasury Bill, due 11/05/2009 valued at $89,996 including accrued interest (Note 2g of Notes to Financial Statements)	84,269

Principal Amount (‡)	Description	Value (†)

$514,789,236	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $514,789,236 on 10/01/2009, collateralized by $36,475,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 valued at $36,456,763; $300,000,000 Federal Home Loan Bank, 1.620% due 12/30/2009 valued at $304,590,000; $100,000,000 Federal National Mortgage Association Discount Note, due 12/30/2009 valued at $100,000,000; $82,495,000 Federal National Mortgage Association, 3.875% due 12/10/2009 valued at $84,041,781 including accrued interest (Note 2g of Notes to Financial Statements)	$514,789,236

	Total Short-Term Investments (Identified Cost $514,873,505)	514,873,505

	Total Investments — 99.0% (Identified Cost $12,829,100,798)(a)	12,515,581,149
	Other assets less liabilities — 1.0%	129,768,801

	Net Assets — 100.0%	$12,645,349,950

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
At September 30, 2009, the net unrealized depreciation on investments based on a cost of $12,884,137,592 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$763,092,378
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,131,648,821)

	Net unrealized depreciation	$(368,556,443)

(b)	Illiquid security. At September 30, 2009, the value of these securities amounted to $402,363,807 or 3.2% of net assets.
(c)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(d)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of these securities amounted to $7,899,660 or 0.1% of net assets.
(g)	Non-income producing security.
(h)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(i)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Issuer has filed for bankruptcy.

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $1,656,764,755 or 13.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thai Baht

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	8.8%
Non-Captive Diversified	6.9
Banking	6.7
Wirelines	5.3
Technology	4.9
Sovereigns	4.8
Healthcare	4.1
Electric	3.5
Non-Captive Consumer	3.2
Automotive	3.1
Pharmaceuticals	2.9
Retailers	2.6
Oil Field Services	2.4
Paper	2.4
Media Cable	2.4
Pipelines	2.3
Supranational	2.1
Other Investments, less than 2% each	26.5
Short-Term Investments	4.1

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

Currency Exposure at September 30, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	74.9%
Canadian Dollar	8.3
New Zealand Dollar	2.6
Brazilian Real	2.2
Other, less than 2% each	11.0

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$249,295,375	$170,197,311	$21,289,200
Net unrealized appreciation (depreciation)	12,767,198	14,618,236	1,263,894

Investments at value	262,062,573	184,815,547	22,553,094
Cash	—	6,106	—
Foreign currency at value (identified cost $0, $7,780, $874,981, $0 and $8,799,207)	—	8,213	880,281
Receivable for Fund shares sold	2,547,574	744,136	512,878
Receivable for securities sold	8,288,869	—	1,721,244
Receivable from investment advisor (Note 6)	21,692	12,111	13,486
Dividends and interest receivable	2,914,685	3,335,736	318,442
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	4,791	65,206
Tax reclaims receivable	10,183	—	439
Due from broker	—	5,028	—

TOTAL ASSETS	275,845,576	188,931,668	26,065,070

LIABILITIES
Payable for securities purchased	15,890,070	3,216,971	1,517,811
Payable for Fund shares redeemed	287,373	402,363	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	17,552	—
Dividends payable	—	—	—
Foreign taxes payable (Note 2)	—	184	—
Management fees payable (Note 6)	86,710	88,560	10,657
Deferred Trustees’ fees (Note 6)	212,359	80,543	16,727
Administrative fees payable (Note 6)	9,956	7,209	868
Other accounts payable and accrued expenses	77,406	65,662	36,074

TOTAL LIABILITIES	16,563,874	3,879,044	1,582,137

NET ASSETS	$259,281,702	$185,052,624	$24,482,933

NET ASSETS CONSIST OF:
Paid-in capital	$266,419,164	$200,080,520	$22,832,559
Undistributed net investment income (Distributions in excess of net investment income)	1,162,716	8,540	180,612
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,067,376)	(29,645,136)	126,236
Net unrealized appreciation (depreciation) on investments and foreign currency translations	12,767,198	14,608,700	1,343,526

NET ASSETS	$259,281,702	$185,052,624	$24,482,933

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$140,779,380	$59,944,387	$8,478,817

Shares of beneficial interest	11,820,281	13,338,029	782,082

Net asset value and redemption price per share	$11.91	$4.49	$10.84

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.47	$4.70	$11.35

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,027,907	$1,568,722	$—

Shares of beneficial interest	588,239	348,469	—

Net asset value and offering price per share	$11.95	$4.50	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$77,080,859	$17,826,637	$2,954,887

Shares of beneficial interest	6,467,699	3,960,598	273,099

Net asset value and offering price per share	$11.92	$4.50	$10.82

Class Y shares:
Net assets	$34,393,556	$105,712,878	$13,049,229

Shares of beneficial interest	2,872,316	23,545,501	1,205,606

Net asset value, offering and redemption price per share	$11.97	$4.49	$10.82

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$194,184,804	$12,829,100,798
7,110,958	(313,519,649)

201,295,762	12,515,581,149
—	28,329
—	8,687,510
1,426,211	37,774,087
—	32,240,848
42,507	—
902,024	193,384,207
—	—
—	52,563
—	—

203,666,504	12,787,748,693

446,484	101,755,128
635,633	32,506,294
—	—
185,399	—
—	339,912
80,898	5,667,057
201,782	489,310
7,903	495,206
70,466	1,145,836

1,628,565	142,398,743

$202,037,939	$12,645,349,950

$201,023,381	$13,614,150,354
40,900	(3,333,964)
(6,137,300)	(653,562,540)
7,110,958	(311,903,900)

$202,037,939	$12,645,349,950

$118,619,186	$5,544,029,232

10,224,857	414,142,440

$11.60	$13.39

$11.95	$14.02

$4,441,690	$148,886,834

383,269	11,059,473

$11.59	$13.46

$50,972,980	$4,894,545,621

4,390,564	363,833,272

$11.61	$13.45

$28,004,083	$2,057,888,263

2,406,845	153,823,270

$11.64	$13.38

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	Core Plus Bond Fund	High Income Fund	International Bond Fund

INVESTMENT INCOME
Dividends	$23,956	$162,845	$—
Interest	12,954,595	8,858,726	644,915
Securities lending income (Note 2)	3,323	648	—
Less net foreign taxes withheld	(11,979)	(13,149)	—

	12,969,895	9,009,070	644,915

Expenses
Management fees (Note 6)	893,730	558,817	88,309
Service fees - Class A (Note 6)	310,233	104,938	8,741
Service and distribution fees - Class B (Note 6)	82,185	15,269	—
Service and distribution fees - Class C (Note 6)	518,988	120,884	9,880
Trustees’ fees and expenses (Note 6)	15,673	13,412	12,992
Administrative fees (Note 6)	101,792	46,013	38,718
Custodian fees and expenses	27,123	47,382	31,393
Transfer agent fees and expenses - Class A (Note 6)	177,912	51,925	2,294
Transfer agent fees and expenses - Class B (Note 6)	11,813	1,923	—
Transfer agent fees and expenses - Class C (Note 6)	74,201	14,979	720
Transfer agent fees and expenses - Class Y (Note 6)	20,708	29,083	477
Audit and tax services fees	46,320	47,344	48,521
Legal fees	6,893	3,769	481
Shareholder reporting expenses	46,257	23,342	4,683
Registration fees	66,531	84,690	47,360
Miscellaneous expenses (Note 6)	(22,662)	(3,631)	4,103

Total expenses	2,377,697	1,160,139	298,672
Less fee reduction and/or expense reimbursement (Note 6)	(133,826)	(80,823)	(154,948)

Net expenses	2,243,871	1,079,316	143,724

Net investment income	10,726,024	7,929,754	501,191

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,026,647	(2,866,469)	191,068
Foreign currency transactions	20,938	(76,605)	55,057
Net change in unrealized appreciation (depreciation) on:
Investments	27,447,282	23,851,440	2,269,558
Foreign currency translations	(71)	(4,640)	126,700

Net realized and unrealized gain on investments and foreign currency transactions	28,494,796	20,903,726	2,642,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,220,820	$28,833,480	$3,143,574

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$—	$33,603,271
7,756,448	820,316,083
291	107,283
—	(1,165,114)

7,756,739	852,861,523

970,393	55,117,195
306,180	11,730,368
46,672	1,343,664
535,208	38,124,862
15,612	182,149
97,102	4,879,685
25,247	439,790
116,220	4,738,807
4,499	135,666
51,317	3,829,237
8,372	965,876
48,112	61,539
6,622	329,555
18,186	1,099,511
92,483	276,658
(21,652)	331,949

2,320,573	123,586,511
(171,005)	—

2,149,568	123,586,511

5,607,171	729,275,012

2,955,994	(769,749,888)
—	4,460,417

8,456,894	2,047,826,732
—	8,819,350

11,412,888	1,291,356,611

$17,020,059	$2,020,631,623

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Period Ended September 30, 2008 (a)

FROM OPERATIONS:
Net investment income	$10,726,024	$7,889,395	$7,929,754	$3,149,292	$501,191	$212,713
Net realized gain (loss) on investments and foreign currency transactions	1,047,585	1,986,851	(2,943,074)	555,245	246,125	(76,409)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	27,447,211	(13,469,246)	23,846,800	(10,381,633)	2,396,258	(1,052,732)

Net increase (decrease) in net assets resulting from operations	39,220,820	(3,593,000)	28,833,480	(6,677,096)	3,143,574	(916,428)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(7,509,410)	(6,214,311)	(3,638,806)	(2,552,225)	(80,043)	(20,706)
Class B	(436,844)	(690,101)	(124,178)	(205,884)	—	—
Class C	(2,761,267)	(812,461)	(969,430)	(471,489)	(13,441)	(5,728)
Class Y	(1,308,176)	(1,030,857)	(3,008,116)	(54,867)	(240,546)	(217,001)
Net realized capital gain
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y	—	—	—	—	—	—

Total distributions	(12,015,697)	(8,747,730)	(7,740,530)	(3,284,465)	(334,030)	(243,435)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	58,618,493	(35,735,068)	109,311,312	22,486,017	9,056,042	13,763,336

Redemption fees
Class A	—	10,657	17,604	12,665	—	259
Class B	—	1,520	697	782	—	—
Class C	—	1,489	4,945	3,312	—	275
Class Y	—	1,652	3,996	1,025	—	13,340

Total redemption fees	—	15,318	27,242	17,784	—	13,874

Net increase (decrease) in net assets	85,823,616	(48,060,480)	130,431,504	12,542,240	11,865,586	12,617,347
NET ASSETS
Beginning of the year	173,458,086	221,518,566	54,621,120	42,078,880	12,617,347	—

End of the year	$259,281,702	$173,458,086	$185,052,624	$54,621,120	$24,482,933	$12,617,347

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$1,162,716	$371,177	$8,540	$(14,090)	$180,612	$(22,126)

(a)	From commencement of operations on February 1, 2008 through September 30, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Strategic Income Fund
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$5,607,171	$4,755,700	$729,275,012	$754,292,599

2,955,994	498,940	(765,289,471)	183,690,261

8,456,894	(407,128)	2,056,646,082	(2,817,298,752)

17,020,059	4,847,512	2,020,631,623	(1,879,315,892)

(3,913,002)	(4,474,145)	(356,540,265)	(448,782,373)
(112,841)	(205,652)	(9,240,752)	(12,700,249)
(1,292,557)	(262,151)	(258,397,380)	(272,297,986)
(471,487)	(244,165)	(89,955,755)	(61,058,261)

—	—	(33,148,981)	(5,233,811)
—	—	(1,003,570)	(183,665)
—	—	(25,254,965)	(3,481,864)
—	—	(5,262,204)	(634,289)

(5,789,887)	(5,186,113)	(778,803,872)	(804,372,498)

51,940,484	14,420,990	923,443,021	2,697,961,138

—	—	—	209,238
—	—	—	7,216
—	—	—	140,777
—	—	—	25,844

—	—	—	383,075

63,170,656	14,082,389	2,165,270,772	14,655,823

138,867,283	124,784,894	10,480,079,178	10,465,423,355

$202,037,939	$138,867,283	$12,645,349,950	$10,480,079,178

$40,900	$(287,351)	$(3,333,964)	$97,385,788

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
9/30/2009	$10.54	$0.59	$1.44	$2.03	$(0.66)	$(0.66)	$—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
Class B
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class C
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class Y
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (loss) (%) (g)	Portfolio turnover rate (%)

$11.91	20.07	$140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91
11.41	2.43	105,111	1.13		1.18		3.93	64

11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91
11.41	1.58	132,221	1.88		1.93		3.18	64

11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91
11.42	1.59	6,065	1.88		1.93		3.17	64

11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(h)	0.80	(h)	4.58	91
11.46	2.68	9,060	0.88		0.99		4.18	64

(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes fee/expense recovery of 0.06%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

HIGH INCOME FUND
Class A
9/30/2009	$4.24	$0.34	$0.24	$0.58	$(0.33)	$(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	(0.35)
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	(0.38)
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	(0.34)
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	(0.33)
Class B
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	(0.31)
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	(0.33)
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	(0.30)
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)
Class C
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	(0.32)
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	(0.33)
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	(0.30)
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)
Class Y
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	(0.34)
9/30/2008(h)	4.87	0.22	(0.65)	(0.43)	(0.21)	(0.21)
INTERNATIONAL BOND FUND
Class A
9/30/2009	$9.19	$0.32	$1.53	$1.85	$(0.20)	$(0.20)
9/30/2008(j)	10.00	0.17	(0.79)	(0.62)	(0.19)	(0.19)
Class C
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	(0.13)
9/30/2008(j)	10.00	0.13	(0.81)	(0.68)	(0.15)	(0.15)
Class Y
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	(0.22)
9/30/2008(j)	10.00	0.18	(0.81)	(0.63)	(0.20)	(0.20)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$0.00	(g)	$4.49	15.97	$59,944	1.15	1.28	8.82	30
0.00		4.24	(10.98)	38,577	1.15	1.40	7.01	27
0.00		5.12	8.10	32,603	1.18	1.43	6.40	41
0.00		5.09	9.39	29,069	1.31	1.48	6.70	41
0.00		4.98	10.34	25,817	1.58	1.72	6.60	42

0.00	(g)	4.50	15.06	1,569	1.90	2.06	8.32	30
0.00		4.25	(11.64)	2,267	1.90	2.15	6.15	27
0.00		5.13	7.21	4,201	1.94	2.18	5.63	41
0.00		5.10	8.79	7,283	2.08	2.25	6.00	41
0.00		4.98	9.29	12,034	2.33	2.47	5.85	42

0.00	(g)	4.50	15.37	17,827	1.90	2.03	8.09	30
0.00		4.24	(11.62)	9,945	1.90	2.15	6.32	27
0.00		5.12	7.22	5,275	1.93	2.17	5.63	41
0.00		5.09	8.58	3,457	2.07	2.23	5.96	41
0.00		4.98	9.29	3,554	2.33	2.47	5.82	42

0.00	(g)	4.49	16.29	105,713	0.90	0.92	8.32	30
0.01		4.24	(9.10)	3,833	0.90	1.15	8.03	27

$—		$10.84	20.41	$8,479	1.10	2.11	3.29	91
0.00	(i)	9.19	(6.37)	1,953	1.10	2.95	2.66	60

—		10.82	19.58	2,955	1.85	2.93	2.56	91
0.01	(i)	9.18	(6.95)	683	1.85	3.70	1.92	60

—		10.82	20.73	13,049	0.85	1.92	3.53	91
0.01	(i)	9.18	(6.39)	9,981	0.85	2.48	2.74	60

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2009, redemption fees were eliminated.
(h)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	For the period February 1, 2008 (inception) through September 30, 2008.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2009	$10.98	$0.35	$0.63	$0.98	$(0.36)	$(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
Class B
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
Class C
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
Class Y
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)		Net investment income (loss) (%) (d)	Portfolio turnover rate (%)

$11.60	9.05	$118,619	0.90	0.99		3.10	77
10.98	4.29	105,047	0.92	1.07		4.04	52
11.00	4.46	108,536	0.99	1.10		4.13	45
11.00	3.20	114,180	1.04	1.09		3.57	50
11.09	1.05	141,417	1.24	1.24		2.50	93

11.59	8.24	4,442	1.65	1.74		2.32	77
10.97	3.52	4,532	1.67	1.82		3.29	52
10.99	3.72	6,787	1.74	1.85		3.37	45
10.98	2.36	9,952	1.79	1.84		2.79	50
11.07	0.29	15,114	1.99	1.99		1.75	93

11.61	8.24	50,973	1.65	1.74		2.32	77
10.99	3.62	22,711	1.66	1.83		3.29	52
11.00	3.62	5,261	1.74	1.85		3.38	45
10.99	2.46	4,230	1.79	1.84		2.81	50
11.08	0.21	5,715	1.99	1.99		1.75	93

11.64	9.40	28,004	0.65	0.72		3.42	77
11.01	4.55	6,577	0.67	0.72		4.28	52
11.03	4.79	4,201	0.71	0.75		4.43	45
11.03	3.43	2,461	0.74	0.74		3.89	50
11.13	1.24	2,533	1.02	1.59	(f)	2.77	93

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

STRATEGIC INCOME FUND
Class A
9/30/2009	$12.10	$0.87	$1.36	$2.23	$(0.86)	$(0.08)	$(0.94)
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)
Class B
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)
Class C
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)
Class Y
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:

Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$13.39	20.56	$5,544,029	0.99	0.99	7.74	39
0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
0.00	15.18	9.90	5,749,315	1.00	1.00	5.39	22
0.00	14.60	9.04	2,782,887	1.05	1.05	5.01	21
0.00	14.17	10.20	977,198	1.18	1.18	4.71	14

—	13.46	19.62	148,887	1.74	1.74	7.02	39
0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24
0.00	15.25	9.08	233,418	1.76	1.76	4.61	22
0.00	14.66	8.22	179,927	1.79	1.79	4.26	21
0.00	14.22	9.46	144,081	1.93	1.93	3.98	14

—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
0.00	15.24	9.08	3,843,823	1.75	1.75	4.63	22
0.00	14.65	8.14	1,812,278	1.79	1.79	4.24	21
0.00	14.22	9.45	765,200	1.93	1.93	3.93	14

—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24
0.00	15.17	10.22	638,868	0.74	0.74	5.67	22
0.00	14.59	9.28	271,065	0.78	0.78	5.30	21
0.00	14.17	10.51	50,369	0.91	0.91	4.98	14

(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund’s Prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned. The amount by which negative principal adjustments exceed interest income earned or positive principal adjustments on a cumulative basis is recorded as an increase to the cost basis of the security. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, treasury inflation protected bond adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gains distributions from REITS. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contracts mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, discount accretion on inflation-protected securities and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 was as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$12,015,697	$—	$12,015,697	$8,747,730	$—	$8,747,730
High Income Fund	7,740,530	—	7,740,530	3,284,465	—	3,284,465
International Bond Fund	334,030	—	334,030	243,435	—	243,435
Limited Term Government and Agency Fund	5,789,887	—	5,789,887	5,186,113	—	5,186,113
Strategic Income Fund	725,851,869	52,952,003	778,803,872	794,838,869	9,533,629	804,372,498

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Undistributed ordinary income	$1,375,074	$143,101	$416,092	$428,081	$3,010,647
Undistributed long-term capital gains	—	—	—	—	—

Total undistributed earnings	1,375,074	143,101	416,092	428,081	3,010,647

Capital loss carryforward:
Expires September 30, 2010	(19,393,733)	(26,826,634)	—	—	—
Expires September 30, 2014	(181,728)	—	—	(1,425,832)	—
Expires September 30, 2015	—	—	—	(4,336,746)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)

Total capital loss carryforward	(19,575,461)	(26,859,746)	—	(5,862,894)	(45,672,245)
Deferred net capital losses (post-October 2008)	(129,243)	(2,276,152)	(45,041)	(83,587)	(552,853,501)
Unrealized appreciation (depreciation)	11,404,526	14,099,463	1,297,602	6,920,139	(366,940,694)

Total accumulated earnings (losses)	(6,925,104)	(14,893,334)	1,668,653	1,401,739	(962,455,793)

Capital loss carryforward utilized in the current year	$123,810	$—	$—	$2,626,828	$—

The High Income Fund had carry forward losses expire in the current year in the amount of $43,374,722.

The Limited Term Government and Agency Fund had carry forward losses expire in the current year in the amount of $4,128,091.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

i.  Delayed Delivery Commitments.  Purchases of when-issued or delayed delivery instruments (identified in the Portfolio of Investments as TBA investments) may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/ or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy for which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (a)	$—	$249,607,477	$—	$249,607,477

Preferred Stocks
Diversified Financial Services	—	309,375	—	309,375
Thrifts & Mortgage Finance	401,920	6,762	—	408,682

Total Preferred Stocks	401,920	316,137	—	718,057

Short-Term Investments	11,737,039	—	—	11,737,039

Total	$12,138,959	$249,923,614	$—	$262,062,573

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
ABS Car Loan	$—	$181,185	$—	$181,185
ABS Credit Card	—	96,345	—	96,345
ABS Home Equity	—	2,430,426	—	2,430,426
Aerospace & Defense	—	4,739,000	—	4,739,000
Airlines	—	487,208	—	487,208
Automotive	—	4,687,489	—	4,687,489
Banking	—	501,343	—	501,343
Building Materials	—	1,639,822	—	1,639,822
Chemicals	—	475,594	—	475,594
Collateralized Mortgage Obligations	—	1,205,691	—	1,205,691
Commercial Mortgage-Backed Securities	—	5,350,282	389,767	5,740,049
Construction Machinery	—	2,658,096	—	2,658,096
Consumer Products	—	215,800	—	215,800
Diversified Manufacturing	—	110,625	—	110,625
Electric	—	8,130,035	—	8,130,035
Food & Beverage	—	2,742,244	—	2,742,244
Government Guaranteed	—	267,127	—	267,127
Government Owned - No Guarantee	—	173,888	—	173,888
Healthcare	—	11,769,047	—	11,769,047
Home Construction	—	7,143,381	—	7,143,381
Independent Energy	—	12,477,826	—	12,477,826
Industrial Other	—	350,875	—	350,875
Lodging	—	7,630,275	—	7,630,275
Media Cable	—	3,882,635	—	3,882,635
Media Non-Cable	—	2,154,113	—	2,154,113
Metals & Mining	—	3,289,709	—	3,289,709
Non-Captive Consumer	—	3,564,200	497,545	4,061,745
Non-Captive Diversified	—	3,859,765	478,858	4,338,623
Oil Field Services	—	2,371,735	—	2,371,735
Packaging	—	175,438	—	175,438
Paper	—	5,299,271	—	5,299,271
Pharmaceuticals	—	9,235,508	—	9,235,508
Pipelines	—	3,123,088	—	3,123,088
Refining	—	818,388	—	818,388
REITs	—	524,688	—	524,688
Retailers	—	4,621,306	—	4,621,306
Sovereigns	—	3,588,256	—	3,588,256
Supermarkets	—	1,768,563	—	1,768,563
Supranational	—	87,375	678,290	765,665
Technology	—	14,224,306	1,096,560	15,320,866
Textile	—	277,500	—	277,500
Transportation Services	—	760,813	—	760,813
Treasuries	—	3,440,277	—	3,440,277
Wireless	—	6,916,375	—	6,916,375
Wirelines	—	11,878,542	1,834,025	13,712,567

Total Bonds and Notes	—	161,325,455	4,975,045	166,300,500

Bank Loans (a)	—	2,706,147	—	2,706,147

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

High Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Preferred Stocks Convertible Preferred Stocks (a)	$—	$2,246,241	$—	$2,246,241

Non-Convertible Preferred Stocks
Diversified Financial Services	—	159,340	—	159,340
Thrifts & Mortgage Finance	32,723	38,681	—	71,404

Total Non-Convertible Preferred Stocks	32,723	198,021	—	230,744

Total Preferred Stocks	32,723	2,444,262	—	2,476,985

Common Stocks (a)	613,193	—	—	613,193
Closed-End Investment Companies	49,360	—	—	49,360
Short-Term Investments	12,669,362	—	—	12,669,362

Total Investments	13,364,638	166,475,864	4,975,045	184,815,547

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,791	—	4,791

Total	$13,364,638	$166,480,655	$4,975,045	$184,820,338

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(17,552)	$—	$(17,552)

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Australia	$—	$301,423	$—	$301,423
Austria	—	190,037	—	190,037
Belgium	—	1,862,998	—	1,862,998
Brazil	—	104,961	—	104,961
Canada	—	1,066,847	—	1,066,847
Cayman Islands	—	286,947	—	286,947
France	—	790,285	—	790,285
Germany	—	5,372,031	—	5,372,031
India	—	174,074	—	174,074
Ireland	—	270,956	98,563	369,519
Italy	—	207,457	—	207,457
Japan	—	2,052,028	—	2,052,028
Jersey	—	76,530	—	76,530
Luxembourg	—	121,023	—	121,023
Mexico	—	286,636	—	286,636
Netherlands	—	868,794	—	868,794
Norway	—	815,874	—	815,874
Singapore	—	196,434	—	196,434
South Africa	—	104,629	—	104,629

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

International Bond Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (continued)
Non-Convertible Bonds (continued)
Spain	$—	$146,016	$—	$146,016
Supranational	—	1,134,977	67,829	1,202,806
Sweden	—	542,881	—	542,881
United Arab Emirates	—	184,505	—	184,505
United Kingdom	—	1,385,386	—	1,385,386
United States	—	2,019,303	—	2,019,303

Total Non-Convertible Bonds	—	20,563,032	166,392	20,729,424

Convertible Bonds (a)	—	40,875	—	40,875

Total Bonds and Notes	—	20,603,907	166,392	20,770,299

Short-Term Investments	1,782,795	—	—	1,782,795

Total Investments	1,782,795	20,603,907	166,392	22,553,094

Forward Foreign Currency Contracts (unrealized appreciation)	—	65,206	—	65,206

Total	$1,782,795	$20,669,113	$166,392	$22,618,300

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
ABS Car Loan	$—	$4,315,613	$—	$4,315,613
ABS Credit Card	—	6,866,462	—	6,866,462
ABS Home Equity	—	1,821,069	538,786	2,359,855
ABS Other	—	711,857	—	711,857
Collateralized Mortgage Obligations	—	899,926	—	899,926
Commercial Mortgage-Backed Securities	—	21,928,751	—	21,928,751
Government Guaranteed	—	7,012,005	—	7,012,005
Government Owned — No Guarantee	—	20,115,067	—	20,115,067
Government Sponsored	—	16,770,397	—	16,770,397
Hybrid ARMs	—	4,120,266	—	4,120,266
Mortgage Related	—	85,629,376	—	85,629,376
Treasuries	—	29,567,814	—	29,567,814

Total Bonds and Notes	—	199,758,603	538,786	200,297,389

Short-Term Investments	998,373	—	—	998,373

Total	$998,373	$199,758,603	$538,786	$201,295,762

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—	$83,481,495	$—	$83,481,495
Aerospace & Defense	—	13,886,090	—	13,886,090
Airlines	—	181,376,841	6,940,852	188,317,693
Automotive	—	351,728,209	2,526,146	354,254,355
Banking	—	839,818,564	—	839,818,564
Brokerage	—	4,233,472	—	4,233,472
Building Materials	—	124,666,576	—	124,666,576
Chemicals	—	74,451,079	23,203,580	97,654,659
Construction Machinery	—	110,515,164	—	110,515,164
Consumer Cyclical Services	—	102,376,826	—	102,376,826
Consumer Products	—	17,259,571	—	17,259,571
Distributors	—	1,712,055	—	1,712,055
Diversified Manufacturing	—	70,557,378	20,732,656	91,290,034
Electric	—	430,386,678	4,708,532	435,095,210
Entertainment	—	26,984,554	—	26,984,554
Financial Other	—	20,368,400	—	20,368,400
Food & Beverage	—	134,142,310	—	134,142,310
Government Owned - No Guarantee	—	38,958,381	—	38,958,381
Government Sponsored	—	49,644,479	—	49,644,479
Health Insurance	—	76,663,414	—	76,663,414
Healthcare	—	481,965,184	—	481,965,184
Home Construction	—	232,235,895	—	232,235,895
Independent Energy	—	161,022,174	—	161,022,174
Industrial Other	—	18,541,438	—	18,541,438
Life Insurance	—	26,197,543	—	26,197,543
Local Authorities	—	92,012,261	—	92,012,261
Media Cable	—	306,681,023	—	306,681,023
Media Non-Cable	—	71,306,454	—	71,306,454
Metals & Mining	—	103,771,461	—	103,771,461
Non-Captive Consumer	—	401,735,654	4,129,285	405,864,939
Non-Captive Diversified	—	836,657,070	4,017,538	840,674,608
Oil Field Services	—	307,512,148	—	307,512,148
Packaging	—	39,357,053	—	39,357,053
Packaging & Containers	—	5,080,699	—	5,080,699
Paper	—	308,471,186	—	308,471,186
Pharmaceuticals	—	93,382,625	—	93,382,625
Pipelines	—	288,998,722	—	288,998,722
Property & Casualty Insurance	—	44,849,379	—	44,849,379
Railroads	—	45,800,542	—	45,800,542
Refining	—	1,192,250	—	1,192,250
REITs	—	140,301,111	—	140,301,111
Restaurants	—	902,678	—	902,678
Retailers	—	329,250,378	—	329,250,378
Sovereigns	—	612,033,388	—	612,033,388
Supermarkets	—	97,345,868	—	97,345,868
Supranational	—	236,970,552	30,455,245	267,425,797
Technology	—	300,459,697	225,000	300,684,697

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (continued)
Non-Convertible Bonds (continued)
Tobacco	$—	$176,280,732	$—	$176,280,732
Transportation Services	—	54,210,782	—	54,210,782
Treasuries	—	1,114,695,982	—	1,114,695,982
Wireless	—	207,441,738	—	207,441,738
Wirelines	—	548,094,546	—	548,094,546

Total Non-Convertible Bonds	—	10,437,969,749	96,938,834	10,534,908,583

Convertible Bonds
Airlines	—	2,957,500	—	2,957,500
Diversified Manufacturing	—	2,596,000	—	2,596,000
Electric	—	2,058,750	—	2,058,750
Healthcare	—	38,378,537	—	38,378,537
Independent Energy	—	3,459,850	—	3,459,850
Industrial Other	—	30,088,500	—	30,088,500
Lodging	—	27,946,537	—	27,946,537
Media Non-Cable	—	4,763,735	—	4,763,735
Metals & Mining	—	22,347,738	—	22,347,738
Non-Captive Diversified	—	22,017,500	—	22,017,500
Oil Field Services	—	1,764,088	—	1,764,088
Pharmaceuticals	—	106,806,666	—	106,806,666
REITs	—	10,858,309	—	10,858,309
Technology	—	285,488,365	3,394,300	288,882,665
Textile	—	84,460	—	84,460
Wireless	—	14,117,179	—	14,117,179
Wirelines	—	42,991,410	57,319,500	100,310,910

Total Convertible Bonds	—	618,725,124	60,713,800	679,438,924

Municipals (a)	—	63,887,694	—	63,887,694

Total Bonds and Notes	—	11,120,582,567	157,652,634	11,278,235,201

Bank Loans (a)	—	85,752,651	—	85,752,651

Common Stocks (a)	356,599,555	—	—	356,599,555

Preferred Stocks
Convertible Preferred Stocks
Automotive	43,925,773	—	—	43,925,773
Capital Markets	—	6,503,729	—	6,503,729
Commercial Banks	5,298,169	—	—	5,298,169
Diversified Consumer Services	3	—	—	3
Diversified Financial Services	—	19,016,245	—	19,016,245
Electric Utilities	—	16,769,174	3,770,375	20,539,549
Machinery	—	4,259,595	—	4,259,595
Oil, Gas & Consumable Fuels	4,333,266	5,309,106	—	9,642,372
REITs	—	—	491,050	491,050
Semiconductors & Semiconductor Equipment	—	24,724,800	—	24,724,800

Total Convertible Preferred Stocks	53,557,211	76,582,649	4,261,425	134,401,285

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Preferred Stocks (continued)
Non-Convertible Preferred Stocks
Diversified Financial Services	$1,266,122	$21,467,810	$—	$22,733,932
Electric Utilities	—	28,357	—	28,357
Thrifts & Mortgage Finance	18,347,060	15,865,319	—	34,212,379

Total Non-Convertible Preferred Stocks	19,613,182	37,361,486	—	56,974,668

Total Preferred Stocks	73,170,393	113,944,135	4,261,425	191,375,953

Closed-End Investment Companies	31,284,568	—	—	31,284,568
Exchange Traded Funds	57,459,716	—	—	57,459,716
Short-Term Investments	514,873,505	—	—	514,873,505

Total	$1,033,387,737	$11,320,279,353	$161,914,059	$12,515,581,149

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2009:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
ABS Home Equity	$2,940,801	$—	$(1,585,344)	$811,247	$(1,401,317)	$(765,387)	$—
Financial Other	1,406,692	730	—	162,945	—	(1,570,367)	—
Technology	522,800	786	(1,029,551)	605,240	(99,275)	—	—
Wireless	2,216,254	2,538	—	612,329	—	(2,831,121)	—

Total	$7,086,547	$4,054	$(2,614,895)	$2,191,761	$(1,500,592)	$(5,166,875)	$—

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Banking	$320,000	$4,358	$(406,726)	$118,618	$(36,250)	$—	$—
Chemicals	254,600	1,994	—	(42,187)	261,187	(475,594)	—
Commercial Mortgage-Backed Securities	—	—	44,500	21,654	323,613	—	389,767
Healthcare	63,500	668	—	37,624	(101,792)	—	—
Industrial Other	67,200	—	—	44,800	—	(112,000)	—
Media Non-Cable	159,375	6,496	(266,237)	180,741	(80,375)	—	—
Non-Captive Consumer	408,215	9,753	—	79,577	—	—	497,545
Non-Captive Diversified	—	125	—	7,244	471,489	—	478,858

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

High Income Fund

Asset Valuation Inputs (continued)

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes (continued)
Property & Casualty Insurance	$15,900	$—	$(1,302)	$402	$(15,000)	$—	$—
Supranational	583,267	50,343	—	44,680	—	—	678,290
Technology	381,600	12,433	(8,795)	106,662	728,300	(123,640)	1,096,560
Wireless	133,460	860	—	57,305	275,875	(467,500)	—
Wirelines	—	619	—	74,029	1,759,377	—	1,834,025
Preferred Stocks	—	—	—	—	—	—	—
Convertible Preferred Stocks Semiconductors & Semiconductor Equipment	371,256	—	—	239,979	—	(611,235)	—

Total	$2,758,373	$87,649	$(638,560)	$971,128	$3,586,424	$(1,789,969)	$4,975,045

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Non-Convertible Bonds
Ireland	$—	$—	$—	$(147)	$98,710	$—	$98,563
Supranational	58,327	5,034	—	4,468	—	—	67,829
United States	68,665	48	4,952	4,322	(77,987)	—	—

Total	$126,992	$5,082	$4,952	$8,643	$20,723	$—	$166,392

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
ABS Home Equity	$743,234	$—	$13,224	$(287,671)	$(707,002)	$777,001	$538,786

Total	$743,234	$—	$13,224	$(287,671)	$(707,002)	$777,001	$538,786

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Non-Convertible Bonds
Airlines	$16,733,800	$—	$128,579	$4,797,869	$(2,401,865)	$(12,317,531)	$6,940,852
Automotive	—	3,949	—	(24,731)	494,230	2,052,698	2,526,146
Banking	49,326,408	1,800,522	(34,140,022)	20,069,348	(8,658,000)	(28,398,256)	—
Chemicals	9,748,500	220,718	—	3,747,860	—	9,486,502	23,203,580
Diversified Manufacturing	—	98,826	—	1,626,310	19,007,520	—	20,732,656
Electric	—	82,267	—	71,916	4,554,349	—	4,708,532
Independent Energy	4,890,065	56,028	—	688,093	—	(5,634,186)	—
Industrial Other	9,600,000	—	—	6,400,000	—	(16,000,000)	—
Life Insurance	2,828,966	—	403,808	1,967,772	(5,200,546)	—	—
Media Non-Cable	5,251,125	246,750	(10,728,408)	8,055,958	(2,825,425)	—	—
Non-Captive Consumer	7,027,071	186,834	—	1,970,519	—	(5,055,139)	4,129,285
Non-Captive Diversified	17,213,700	38,142	—	4,942,232	3,955,364	(22,131,900)	4,017,538
Property & Casualty Insurance	3,662,300	2,971	(120,488)	(446,283)	(423,300)	(2,675,200)	—
Supranational	40,912,861	—	—	7,001,642	—	(17,459,258)	30,455,245
Technology	8,828,600	64,549	(6,933)	(314,266)	184,650	(8,531,600)	225,000
Wireless	19,281,400	55,587	—	8,147,063	773,550	(28,257,600)	—
Convertible Bonds
Healthcare	2,555,500	27,551	—	1,480,595	(4,063,646)	—	—
Technology	—	73,071	39,962	(113,053)	(466,000)	3,860,320	3,394,300
Transportation Services	358,670	4,616	27,920	11,794	(403,000)	—	—
Wirelines	—	41,099	—	4,284,901	52,993,500	—	57,319,500
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	4,309,000	—	—	(538,625)	—	—	3,770,375
REITs	—	—	—	(32,025)	—	523,075	491,050
Semiconductors & Semiconductor Equipment	15,017,488	—	—	9,707,312	—	(24,724,800)	—

Total	$217,545,454	$3,003,480	$(44,395,582)	$83,502,201	$57,521,381	$(155,262,875)	$161,914,059

4.  Derivatives.  Effective April 1, 2009, the Funds adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use are forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the funds. High Income Fund and International Bond Fund engaged in forward foreign currency contract transactions during the year ended September 30, 2009.

The following is a summary of derivative instruments for High Income Fund, as of September 30, 2009:

Asset Derivatives	Forwards
Foreign exchange contracts	$ 4,791
Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Liability Derivatives	Forwards
Foreign exchange contracts	$ (17,552)
Statement of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments during the period April 1, 2009 to September 30, 2009, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$ (36,465)
Statement of Operations Location	Net realized gain (loss) on foreign currency transactions
Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$ (19,476)
Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on foreign currency translations

The following is a summary of derivative instruments for International Bond Fund, as of September 30, 2009:

Asset Derivatives	Forwards
Foreign exchange contracts	$ 65,206
Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Transactions in derivative instruments during the period April 1, 2009 to September 30, 2009, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$ 195,162
Statement of Operations Location	Net realized gain (loss) on foreign currency transactions
Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$ 22,227
Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on foreign currency translations

Volume of derivative activity for High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period April 1, 2009 to September 30, 2009, were as follows:

Percentage of Net Assets

High Income Fund	Forwards
Average Notional Amount Outstanding	0.44%
Highest Notional Amount Outstanding	0.79%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2009	0.00%

International Bond Fund	Forwards
Average Notional Amount Outstanding	10.93%
Highest Notional Amount Outstanding	15.51%
Lowest Notional Amount Outstanding	6.87%
Notional Amount Outstanding as of September 30, 2009	7.80%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

5.  Purchases and Sales of Securities.  For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$146,443,561	$114,266,435	$112,488,661	$91,084,725
High Income Fund	—	—	127,878,005	25,832,335
International Bond Fund	1,169,577	1,171,276	17,667,867	11,600,919
Limited Term Government and Agency Fund	164,053,899	121,528,615	43,725,944	17,645,403
Strategic Income Fund	163,575,904	191,548,045	3,870,713,357	3,499,805,852

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%	0.5400%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2010 and will be reevaluated on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

For the year ended September 30, 2009, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fee	Reduction of Management Fee[1]	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net

Core Plus Bond Fund	$446,865	$—	$446,865	0.218%	0.218%
High Income Fund	558,817	16,356	542,461	0.600%	0.580%
International Bond Fund	88,309	88,309	—	0.600%	—
Limited Term Government and Agency Fund	970,393	12,931	957,462	0.500%	0.493%
Strategic Income Fund	55,117,195	—	55,117,195	0.561%	0.561%

1 Management fee reductions are subject to possible recovery until September 30, 2010.

For the year ended September 30, 2009, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$446,865	0.218%

For the year ended September 30, 2009, expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$86,191	$5,790	$35,428	$6,417	$133,826
High Income Fund	48,409	1,923	14,135	—	64,467
International Bond Fund	14,225	—	4,716	47,698	66,639
Limited Term Government and Agency Fund	100,205	3,973	45,524	8,372	158,074

2 Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

For the year ended September 30, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$101,792
High Income Fund	46,013
International Bond Fund	38,718
Limited Term Government and Agency Fund	97,102
Strategic Income Fund	4,879,685

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2009, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Core Plus Bond Fund	$310,233	$20,546	$129,747	$61,639	$389,241
High Income Fund	104,938	3,817	30,221	11,452	90,663
International Bond Fund	8,741	—	2,470	—	7,410
Limited Term Government and Agency Fund	306,180	11,668	133,802	35,004	401,406
Strategic Income Fund	11,730,368	335,916	9,531,216	1,007,748	28,593,646

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

For the year ended September 30, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	$93,297	$6,378	$37,859	$18,255
High Income Fund	21,685	851	3,099	23,847
International Bond Fund	1,475	—	172	187
Limited Term Government and Agency Fund	50,842	1,944	11,911	7,994
Strategic Income Fund	3,503,843	100,896	1,259,866	861,698

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2009 were as follows:

Fund	Commission
Core Plus Bond Fund	$298,698
High Income Fund	104,449
International Bond Fund	25,048
Limited Term Government and Agency Fund	184,190
Strategic Income Fund	8,326,656

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

For the year ended September 30, 2009, net depreciation in the value of participants’ deferral accounts has been included as a reduction of miscellaneous expenses on the Statements of Operations, as follows:

Fund	Amount
Core Plus Bond Fund	$33,926
High Income Fund	8,622
Limited Term Government and Agency Fund	32,163
Strategic Income Fund	49,800

g.  Redemption Fees.  Effective June 1, 2009, the redemption fee imposed on Class A shares of High Income Fund was eliminated. Prior to June 1, 2009, shareholders of Class A shares of High Income Fund were charged a 2% redemption fee if they redeemed, including redeeming by exchange within 60 days of acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Fund. These fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

9.  Shareholders.  At September 30, 2009, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 19,053 shares of beneficial interest of Limited Term Government and Agency Fund. At September 30, 2009, Natixis US owned shares equating to 46.46% of International Bond Fund’s net assets. At September 30, 2009, three shareholders individually owned more than 5% of the High Income Fund’s total outstanding shares, representing in aggregate, 21.90% of the Fund.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	5,053,473	$54,649,921	3,961,377	$44,610,104
Issued in connection with the reinvestment of distributions	515,393	5,579,642	416,060	4,674,418
Redeemed	(4,737,622)	(51,103,206)	(2,742,021)	(30,840,053)

Net change	831,244	$9,126,357	1,635,416	$18,444,469

Class B
Issued from the sale of shares	72,713	$778,608	81,830	$928,726
Issued in connection with the reinvestment of distributions	28,331	305,872	43,582	492,099
Redeemed	(504,102)	(5,425,057)	(6,832,567)	(77,200,182)

Net change	(403,058)	$(4,340,577)	(6,707,155)	$(75,779,357)

Class C
Issued from the sale of shares	5,539,383	$59,909,721	1,866,796	$20,868,873
Issued in connection with the reinvestment of distributions	82,284	901,682	25,095	281,730
Redeemed	(1,683,762)	(18,156,728)	(483,069)	(5,447,710)

Net change	3,937,905	$42,654,675	1,408,822	$15,702,893

Class Y
Issued from the sale of shares	2,459,788	$27,430,717	1,132,575	$12,755,055
Issued in connection with the reinvestment of distributions	63,520	692,382	44,572	502,262
Redeemed	(1,576,971)	(16,945,061)	(654,873)	(7,360,390)

Net change	946,337	$11,178,038	522,274	$5,896,927

Increase (decrease) from capital share transactions	5,312,428	$58,618,493	(3,140,643)	$(35,735,068)

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

10.  Capital Shares (continued).

	Year Ended September 30, 2009		Period Ended September 30, 2008*
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	9,902,651	$37,553,280	4,904,752	$23,822,307
Issued in connection with the reinvestment of distributions	702,667	2,621,142	378,438	1,831,932
Redeemed	(6,362,694)	(24,378,951)	(2,555,411)	(12,401,358)

Net change	4,242,624	$15,795,471	2,727,779	$13,252,881

Class B
Issued from the sale of shares	22,526	$84,592	44,248	$206,339
Issued in connection with the reinvestment of distributions	21,555	78,355	26,234	128,112
Redeemed	(229,184)	(845,267)	(356,172)	(1,746,563)

Net change	(185,103)	$(682,320)	(285,690)	$(1,412,112)

Class C
Issued from the sale of shares	2,411,038	$9,092,790	1,607,159	$7,812,971
Issued in connection with the reinvestment of distributions	155,802	577,576	53,048	255,350
Redeemed	(949,303)	(3,508,124)	(346,620)	(1,670,004)

Net change	1,617,537	$6,162,242	1,313,587	$6,398,317

Class Y
Issued from the sale of shares	22,731,680	$88,407,570	922,271	$4,329,547
Issued in connection with the reinvestment of distributions	650,415	2,696,934	9,401	42,724
Redeemed	(740,730)	(3,068,585)	(27,536)	(125,340)

Net change	22,641,365	$88,035,919	904,136	$4,246,931

Increase (decrease) from capital share transactions	28,316,423	$109,311,312	4,659,812	$22,486,017

*	From February 29, 2008 (commencement of operations) through September 30, 2008 for Class Y shares.

	Year Ended September 30, 2009		Period Ended September 30, 2008**
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	672,013	$6,666,998	327,200	$3,256,979
Issued in connection with the reinvestment of distributions	5,103	49,865	1,505	14,727
Redeemed	(107,505)	(999,973)	(116,234)	(1,149,151)

Net change	569,611	$5,716,890	212,471	$2,122,555

Class C
Issued from the sale of shares	238,418	$2,461,614	101,736	$1,017,705
Issued in connection with the reinvestment of distributions	670	6,563	284	2,804
Redeemed	(40,421)	(390,729)	(27,588)	(272,845)

Net change	198,667	$2,077,448	74,432	$747,664

Class Y
Issued from the sale of shares	148,246	$1,536,076	1,079,358	$10,809,876
Issued in connection with the reinvestment of distributions	24,645	234,656	21,719	215,650
Redeemed	(54,815)	(509,028)	(13,547)	(132,409)

Net change	118,076	$1,261,704	1,087,530	$10,893,117

Increase (decrease) from capital share transactions	886,354	$9,056,042	1,374,433	$13,763,336

** From February 1, 2008 (commencement of operations) through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

10.  Capital Shares (continued).

	Year Ended September 30, 2009		Year Ended September 30, 2008
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	8,687,955	$97,183,574	2,035,015	$22,451,140
Issued in connection with the reinvestment of distributions	242,614	2,733,365	269,896	2,982,151
Redeemed	(8,273,983)	(93,400,549)	(2,604,784)	(28,704,540)

Net change	656,586	$6,516,390	(299,873)	$(3,271,249)

Class B
Issued from the sale of shares	130,399	$1,438,679	67,405	$747,264
Issued in connection with the reinvestment of distributions	7,515	84,528	16,247	179,371
Redeemed	(167,898)	(1,871,502)	(288,166)	(3,175,026)

Net change	(29,984)	$(348,295)	(204,514)	$(2,248,391)

Class C
Issued from the sale of shares	6,162,236	$68,267,485	1,833,502	$20,260,185
Issued in connection with the reinvestment of distributions	42,444	479,083	13,505	149,095
Redeemed	(3,881,272)	(43,578,196)	(257,963)	(2,855,031)

Net change	2,323,408	$25,168,372	1,589,044	$17,554,249

Class Y
Issued from the sale of shares	2,463,987	$28,003,881	367,309	$4,065,238
Issued in connection with the reinvestment of distributions	14,127	160,181	13,550	150,194
Redeemed	(668,533)	(7,560,045)	(164,425)	(1,829,051)

Net change	1,809,581	$20,604,017	216,434	$2,386,381

Increase (decrease) from capital share transactions	4,759,591	$51,940,484	1,301,091	$14,420,990

	Year Ended September 30, 2009		Year Ended September 30, 2008
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	197,022,094	$2,182,492,582	197,552,720	$2,901,194,415
Issued in connection with the reinvestment of distributions	27,449,011	301,119,073	22,956,546	331,016,205
Redeemed	(269,140,105)	(2,956,389,363)	(140,438,578)	(1,990,731,186)

Net change	(44,669,000)	$(472,777,708)	80,070,688	$1,241,479,434

Class B
Issued from the sale of shares	498,498	$5,392,143	410,099	$6,009,632
Issued in connection with the reinvestment of distributions	443,741	4,856,521	401,421	5,839,477
Redeemed	(3,184,682)	(35,016,126)	(2,816,244)	(41,124,244)

Net change	(2,242,443)	$(24,767,462)	(2,004,724)	$(29,275,135)

Class C
Issued from the sale of shares	123,246,746	$1,377,861,744	118,265,590	$1,746,293,697
Issued in connection with the reinvestment of distributions	11,167,692	123,558,637	7,195,646	104,006,617
Redeemed	(98,406,847)	(1,085,168,243)	(49,785,407)	(709,035,285)

Net change	36,007,591	$416,252,138	75,675,829	$1,141,265,029

Class Y
Issued from the sale of shares	132,053,741	$1,485,053,461	47,274,736	$690,204,820
Issued in connection with the reinvestment of distributions	2,940,277	33,107,757	1,084,519	15,512,730
Redeemed	(45,930,609)	(513,425,165)	(25,704,216)	(361,225,740)

Net change	89,063,409	$1,004,736,053	22,655,039	$344,491,810

Increase (decrease) from capital share transactions	78,159,557	$923,443,021	176,396,832	$2,697,961,138

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.18%
High Income	2.08%
Strategic Income	4.62%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2009, unless subsequently determined to be different.

Fund	Amount
Strategic Income	$52,952,003

Qualified Dividend Income.  For the fiscal year ended September 30, 2009, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
Strategic Income

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUSTS continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2008	2009	2008	2009	2008	2009	2008	2009
Loomis Sayles Core Plus Bond Fund	$40,113	$40,127	$831	$58	$12,260	$6,566	$—	$—

1.	Audit-related fees consist of:

2008 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and services related to the implementation of a new accounting standard.

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2008 - review of year-end shareholder reporting and the Registrant’s tax returns.

2009 - review of Registrant’s tax returns and consulting services with respect to new security types.

Aggregate fees billed to the Registrant for non-audit services during 2008 and 2009 were $13,091 and $6,624, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant’s principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2008	2009	2008	2009	2008	2009
Control Affiliates	$12,000	$12,000	$—	$6,500	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2008 and 2009 were $12,000 and $18,500, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 23, 2009

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 23, 2009